UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: February 28

Date of reporting period: February 29, 2016

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	February 29, 2016

WESTERN ASSET

MANAGED MUNICIPALS FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks to maximize current interest income that is excluded from gross income for regular federal income tax purposes to the extent consistent with prudent investment management and preservation of capital.*

*	Certain investors may be subject to the federal alternative minimum tax (“AMT”), and state and local taxes will apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Western Asset Managed Municipals Fund for the twelve-month reporting period ended February 29, 2016. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

March 31, 2016

II	Western Asset Managed Municipals Fund

Investment commentary

Economic review

The pace of U.S. economic activity was mixed during the twelve months ended February 29, 2016 (the “reporting period”). Looking back, the U.S. Department of Commerce reported that first quarter 2015 U.S. gross domestic product (“GDP”)i growth was a tepid 0.6%. Economic activity then accelerated, as second quarter 2015 GDP growth was 3.9%. The upturn was driven by increasing exports, accelerating personal consumption expenditures (“PCE”), declining imports, expanding state and local government spending, and rising nonresidential fixed investment. Third quarter 2015 GDP growth then moderated to 2.0%. Decelerating growth was primarily due to a downturn in private inventory investment and decelerations in exports, PCE, nonresidential fixed investment, state and local government spending, and residential fixed investment. Finally, the U.S. Department of Commerce’s final reading for fourth quarter 2015 GDP growth — released after the reporting period ended was 1.4%. Slower growth was attributed to downturns in nonresidential fixed investment and state and local government spending, along with a deceleration in PCE and less export activity.

The U.S. labor market significantly improved and was a tailwind for the economy during the reporting period. When the period began, unemployment was 5.5%, as reported by the U.S. Department of Labor. By February 2016, unemployment was 4.9%, equaling its lowest level since February 2008.

After an extended period of maintaining the federal funds rateii at a historically low range between zero and 0.25%, the Federal Reserve Board (“Fed”)iii increased the rate at its meeting on December 16, 2015. This marked the first rate hike since 2006. In particular, the U.S. central bank raised the federal funds rate to a range between 0.25% and 0.50%. In its official statement after the December 2015 meeting, the Fed said, “The stance of monetary policy remains accommodative after this increase, thereby supporting further improvement in labor market conditions and a return to 2 percent inflation….The Committee expects that economic conditions will evolve in a manner that will warrant only gradual increases in the federal funds rate; the federal funds rate is likely to remain, for some time, below levels that are expected to prevail in the longer run.” At its meetings that concluded on January 27, 2016 and March 16, 2016, after the reporting period ended, the Fed kept rates on hold.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

March 31, 2016

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results.

Western Asset Managed Municipals Fund	III

Investment commentary (cont’d)

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

IV	Western Asset Managed Municipals Fund

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks to maximize current interest income that is excluded from gross income for regular federal income tax purposes to the extent consistent with prudent investment management and preservation of capital. We select securities primarily by identifying undervalued sectors and individual securities, while also selecting securities we believe will benefit from changes in market conditions.

Under normal circumstances, the Fund invests at least 80% of its assets in municipal securities and other investments with similar economic characteristics, the interest on which is exempt from regular federal income tax, but which may be subject to the federal alternative minimum tax (“AMT”). Municipal securities include debt obligations issued by any of the 50 states and certain other municipal issuers and their political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S Virgin Islands and Guam) and other qualifying issuers. These securities include participation or other interests in municipal securities issued or backed by banks, insurance companies and other financial institutions.

The Fund normally invests in intermediate-term and long-term municipal securities that have remaining maturities, from one to more than thirty years, at the time of purchase. The Fund focuses on investment grade bonds (that is, securities rated in the Baa/BBB categories or above or, if unrated, securities we determined to be of comparable quality) but may invest up to 20% of its assets in below investment grade bonds (commonly known as “high yield” or “junk” bonds).

Instead of, and/or in addition to, investing directly in particular securities, the Fund may use instruments such as derivatives that are intended to provide economic exposure to the securities or the issuer or to be used as a hedging technique. The Fund may use one or more types of these instruments without limit, except that these instruments are taken into account when determining compliance with the Fund’s 80% policy. The Fund may also engage in a variety of transactions using derivatives in order to change the investment characteristics of its portfolio (such as shortening or lengthening durationi) and for other purposes. The Fund may leverage its assets by investing proceeds received through tender option bond transactions, which is considered a form of borrowing.

At Western Asset Management Company (“Western Asset”), the Fund’s subadviser, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio management personnel, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Fund’s reporting period?

A. Most spread sectors (non-Treasuries) posted positive returns, but generated mixed results versus equal-duration Treasuries over the twelve-month reporting period ended February 29, 2016. The fixed income market was volatile at times given sign of

Western Asset Managed Municipals Fund 2016 Annual Report	1

Fund overview (cont’d)

moderating economic growth, uncertainties regarding future Federal Reserve Board (“Fed”)ii monetary policy and a number of geopolitical issues. Assuming greater risk was generally not rewarded during the reporting period.

Short-term Treasury yields moved higher, whereas long-term Treasury yields declined during the twelve months ended February 29, 2016. Two-year Treasury yields rose from 0.63% at the beginning of the period to 0.78% at the end of the period. Their peak of 1.09% occurred on December 29, 2015 and they were as low as 0.49% on April 3, 2015. Ten-year Treasury yields were 2.00% at the beginning of the period and ended the period at 1.74%. Their peak of 2.50% was on June 10, 2015 and their low of 1.63% occurred on February 11, 2016.

The municipal bond market outperformed its taxable bond counterpart during the twelve month reporting period. Over that time, the Barclays Municipal Bond Indexiii and the Barclays U.S. Aggregate Indexiv returned 3.95% and 1.50%, respectively. The overall creditworthiness of the municipal bond market has improved as the U.S. economy continues to expand, resulting in a better labor market and higher consumer confidence levels. The municipal bond market was also supported by generally solid investor demand.

Q. How did we respond to these changing market conditions?

A. There were several changes to the Fund during the reporting period, including the elimination of the Fund’s exposure to Puerto Rico. We periodically employed short U.S. Treasury futures during the reporting period to manage duration. This strategy slightly contributed to the Fund’s performance.

Performance review

For the twelve months ended February 29, 2016, Class A shares of Western Asset Managed Municipals Fund, excluding sales charges, returned 2.66%. The Fund’s unmanaged benchmark, the Barclays Municipal Bond Index, returned 3.95% for the same period. The Lipper General & Insured Municipal Debt Funds Category Average1 returned 3.21% over the same time frame.

Certain investors may be subject to the AMT, and state and local taxes will apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the twelve-month period ended February 29, 2016, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 258 funds in the Fund’s Lipper category, and excluding sales charges.

2	Western Asset Managed Municipals Fund 2016 Annual Report

Performance Snapshot as of February 29, 2016 (unaudited)
(excluding sales charges)	6 months	12 months
Western Asset Managed Municipals Fund:
Class 1[1]	3.14%	2.81%
Class A	3.01%	2.66%
Class B2	2.74%	2.08%
Class C	2.73%	2.08%
Class I	3.12%	2.81%
Barclays Municipal Bond Index	3.62%	3.95%
Lipper General & Insured Municipal Debt Funds Category Average[3]	3.39%	3.21%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

The 30-Day SEC Yields for the period ended February 29, 2016 for Class 1, Class A, Class B, Class C and Class I shares were 3.52%, 3.20%, 2.87%, 2.79% and 3.41%, respectively. The 30-Day SEC Yield is subject to change and is based on the yield to maturity of the Fund’s investments over a 30-day period and not on the dividends paid by the Fund, which may differ.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated June 30, 2015, the gross total annual operating expense ratios for Class 1, Class A, Class B, Class C and Class I shares were 0.58%, 0.66%, 1.24%, 1.24% and 0.57%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets is not expected to exceed 0.60% for Class I shares. In addition, the ratio of total annual fund operating expenses for Class 1 shares will

[1]

Effective July 27, 2007, the Fund’s Class 1 shares were closed to all new purchases and incoming exchanges. Investors owning Class 1 shares on that date may continue to maintain their then-current Class 1 shares, but are no longer permitted to add to their Class 1 share positions (excluding reinvestment of dividends and distributions).

[2]

The Fund no longer offers Class B shares for purchase by new and existing investors. Individual investors who own Class B shares may continue to hold those shares but may not add to their Class B share positions except through dividend reinvestment. Class B shares are also available for incoming exchanges.

[3]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended February 29, 2016, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 280 funds for the six-month period and among the 258 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges.

Western Asset Managed Municipals Fund 2016 Annual Report	3

Fund overview (cont’d)

not exceed the ratio of total annual fund operating expenses for Class A shares. These expense limitation arrangements cannot be terminated prior to December 31, 2017 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. The largest contributor to the Fund’s relative performance during the reporting period was its positioning in a number of sectors. In particular, security selection in the Water & Sewer sector was beneficial, as was an overweight in the Industrial Revenue sector. Elsewhere, underweights to State and Local General Obligation bonds were additive to performance.

The Fund’s quality biases also contributed to results. Overweights to municipal securities rated A and BBB, along with underweights to municipal securities rated AAA and AA, were rewarded, as lower-rated securities outperformed their higher-rated counterparts over the reporting period.

Q. What were the leading detractors from performance?

A. The largest detractor from the Fund’s relative performance during the reporting period was its security selection in the Special Tax and Industrial Revenue sectors. An underweight to the 10-year portion of the municipal yield curvev was also negative for performance, as was an overweight to pre-refundedvi securities.

Thank you for your investment in Western Asset Managed Municipals Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

March 21, 2016

RISKS: The Fund’s fixed income investments are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. Municipal securities purchased by the Fund may be adversely affected by changes in the financial condition of municipal issuers and insurers, regulatory and political developments, uncertainties, public perceptions, and other factors. Lower rated, higher yielding bonds known as “junk bonds” are subject to greater credit risk, including the risk of default, than higher rated obligations. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and may have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or

4	Western Asset Managed Municipals Fund 2016 Annual Report

investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio managers’ current or future investments. The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii	The Barclays Municipal Bond Index is a market value weighted index of investment grade municipal bonds with maturities of one year or more.

iv

The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

[v]	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

vi

A pre-refunded bond is a bond in which the original security has been replaced by an escrow, usually consisting of treasuries or agencies, which has been structured to pay principal and interest and any call premium, either to a call date (in the case of a pre-refunded bond), or to maturity (in the case of an escrowed to maturity bond).

Western Asset Managed Municipals Fund 2016 Annual Report	5

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of February 29, 2016 and February 28, 2015 and does not include derivatives such as futures contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

6	Western Asset Managed Municipals Fund 2016 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on September 1, 2015 and held for the six months ended February 29, 2016.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class 1	3.14%	$1,000.00	$1,031.40	0.55%	$2.78	Class 1	5.00%	$1,000.00	$1,022.13	0.55%	$2.77
Class A	3.01	1,000.00	1,030.10	0.66	3.33	Class A	5.00	1,000.00	1,021.58	0.66	3.32
Class B	2.74	1,000.00	1,027.40	1.21	6.10	Class B	5.00	1,000.00	1,018.85	1.21	6.07
Class C	2.73	1,000.00	1,027.30	1.22	6.15	Class C	5.00	1,000.00	1,018.80	1.22	6.12
Class I	3.12	1,000.00	1,031.20	0.58	2.93	Class I	5.00	1,000.00	1,021.98	0.58	2.92

Western Asset Managed Municipals Fund 2016 Annual Report	7

Fund expenses (unaudited) (cont’d)

[1]	For the six months ended February 29, 2016.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class B and Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182), then divided by 366.

8	Western Asset Managed Municipals Fund 2016 Annual Report

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class 1	Class A	Class B	Class C	Class I
Twelve Months Ended 2/29/16	2.81%	2.66%	2.08%	2.08%	2.81%
Five Years Ended 2/29/16	6.57	6.46	5.84	5.86	6.59
Ten Years Ended 2/29/16	5.46	5.34	4.92	4.76	5.49

With sales charges[2]	Class 1[3]	Class A	Class B	Class C	Class I
Twelve Months Ended 2/29/16	2.81%	-1.69%	-2.37%	1.10%	2.81%
Five Years Ended 2/29/16	6.57	5.53	5.68	5.86	6.59
Ten Years Ended 2/29/16	4.95	4.89	4.92	4.76	5.49

Cumulative total returns
Without sales charges[1]
Class 1 (2/28/06 through 2/29/16)	70.10%
Class A (2/28/06 through 2/29/16)	68.28
Class B (2/28/06 through 2/29/16)	61.58
Class C (2/28/06 through 2/29/16)	59.14
Class I (2/28/06 through 2/29/16)	70.64

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class B shares and Class C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 4.25%. Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase payment. This CDSC declines by 0.50% the first year after purchase payment and thereafter by 1.00% per year until no CDSC is incurred. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

[3]	Includes the effect of the 4.75% initial sales charge for periods prior to July 27, 2007. Effective July 27, 2007, Class 1 shares were closed to all purchases and incoming exchanges.

Western Asset Managed Municipals Fund 2016 Annual Report	9

Fund performance (unaudited) (cont’d)

Historical performance

Value of $10,000 invested in

Class A Shares of Western Asset Managed Municipals Fund vs. Barclays Municipal Bond Index and Lipper General and Insured Municipal Debt Funds Category Average† — February 2006 - February 2016

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $10,000 invested in Class A shares of Western Asset Managed Municipals Fund on February 28, 2006, assuming the deduction of the maximum initial sales charge of 4.25% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through February 29, 2016. The hypothetical illustration also assumes a $10,000 investment, in the Barclays Municipal Bond Index and Lipper General and Insured Municipal Debt Funds Category Average. The Barclays Municipal Bond Index is a market value weighted index of investment grade municipal bonds with maturities of one year or more. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The Lipper General and Insured Municipal Debt Funds Category Average is comprised of the Fund’s peer group of mutual funds. The performance of the Fund’s other classes may be greater or less than the Class A shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

10	Western Asset Managed Municipals Fund 2016 Annual Report

Spread duration (unaudited)

Economic exposure — February 29, 2016

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— Barclays Municipal Bond Index
WA Managed Muni	— Western Asset Managed Municipals Fund

Western Asset Managed Municipals Fund 2016 Annual Report	11

Effective duration (unaudited)

Interest rate exposure — February 29, 2016

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— Barclays Municipal Bond Index
WA Managed Muni	— Western Asset Managed Municipals Fund

12	Western Asset Managed Municipals Fund 2016 Annual Report

Schedule of investments

February 29, 2016

Western Asset Managed Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Municipal Bonds — 94.5%
Alabama — 2.5%
Birmingham, AL, Commercial Development Authority Revenue:
Civic Center Improvements Project	5.000%	4/1/24	$1,770,000	$2,066,121
Civic Center Improvements Project	5.000%	4/1/25	1,970,000	2,294,814
Civic Center Improvements Project	5.000%	4/1/26	1,700,000	1,976,182
Civic Center Improvements Project	5.000%	4/1/27	1,500,000	1,740,060
Civic Center Improvements Project	5.000%	4/1/28	1,700,000	1,967,988
Civic Center Improvements Project	5.250%	4/1/29	1,750,000	2,040,955
Birmingham, AL, Special Care Facilities Financing Authority, Health Care Facility Revenue, Children’s Hospital, AGC	6.000%	6/1/39	4,000,000	4,631,280	(a)
Jefferson County, AL, Sewer Revenue:
AGM	5.500%	10/1/53	7,200,000	8,143,128
Convertible CAB, Subordinated Lien	0.000%	10/1/46	2,000,000	1,460,540	(b)
Convertible CAB, Subordinated Lien	0.000%	10/1/50	69,910,000	50,826,667	(b)
Subordinated Lien Warrants	6.000%	10/1/42	16,030,000	18,677,835
Subordinated Lien Warrants	6.500%	10/1/53	12,300,000	14,775,375
Lower Alabama Gas District, Gas Project Revenue	5.000%	9/1/46	9,180,000	10,735,092	(c)
Total Alabama				121,336,037
Alaska — 0.3%
Alaska State Housing Finance Corp. Revenue, State Capital Project II	5.000%	12/1/27	1,375,000	1,657,178
Valdez, AK, Marine Terminal Revenue, BP Pipelines Inc. Project	5.000%	1/1/21	10,000,000	11,312,300
Total Alaska				12,969,478
Arizona — 0.7%
Arizona State Board of Regents University System Revenue	5.000%	7/1/41	3,450,000	3,992,444
Arizona State Board of Regents University System Revenue	5.000%	7/1/46	2,500,000	2,904,100
Greater Arizona Development Authority, Infrastructure Revenue, Pinal County Road Project, NATL	5.000%	8/1/18	3,520,000	3,586,563	(a)
Maricopa County, AZ, IDA, Hospital Facilities Revenue, Samaritan Health Services, NATL	7.000%	12/1/16	70,000	73,452	(d)
Navajo Nation, AZ, Revenue	5.500%	12/1/30	5,235,000	5,885,710	(e)
Phoenix, AZ, IDA, Education Revenue, Great Hearts Academies	5.000%	7/1/46	1,300,000	1,418,287
Salt Verde, AZ, Financial Corp. Senior Gas Revenue	5.250%	12/1/28	12,000,000	14,727,120
Tucson, AZ, IDA, Lease Revenue, University of Arizona, Marshall Foundation, AMBAC	5.000%	7/15/22	985,000	986,349
Total Arizona				33,574,025

See Notes to Financial Statements.

Western Asset Managed Municipals Fund 2016 Annual Report	13

Schedule of investments (cont’d)

February 29, 2016

Western Asset Managed Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
California — 19.3%
ABAG Finance Authority for Nonprofit Corp., CA, Revenue, Sharp Healthcare	6.250%	8/1/39	$10,000,000	$11,570,000
Anaheim, CA, Public Financing Authority Lease Revenue	5.000%	5/1/33	1,750,000	2,042,985
Anaheim, CA, Public Financing Authority Lease Revenue	5.000%	5/1/34	1,350,000	1,570,644
Anaheim, CA, Public Financing Authority Lease Revenue	5.000%	5/1/46	9,000,000	10,141,290
Anaheim, CA, Public Financing Authority Revenue, Electric Systems Distribution	5.250%	10/1/39	6,000,000	6,703,080
Bay Area Toll Authority, CA, Toll Bridge Revenue:
San Francisco Bay Area	1.260%	4/1/27	40,000,000	39,441,600	(b)(f)
San Francisco Bay Area	5.000%	4/1/34	15,000,000	16,945,800	(a)
San Francisco Bay Area	5.000%	4/1/39	10,000,000	10,898,400	(a)
San Francisco Bay Area	5.125%	4/1/39	42,525,000	48,202,513	(a)
California Health Facilities Financing Authority Revenue:
Cedars-Sinai Medical Center	5.000%	8/15/34	6,595,000	7,411,791
Cedars-Sinai Medical Center	5.000%	8/15/39	12,895,000	14,328,666
Stanford Hospital & Clinics	5.000%	11/15/36	34,000,000	38,733,140
Stanford Hospital & Clinics	5.150%	11/15/40	24,150,000	27,568,915
California Housing Finance Agency Revenue:
Home Mortgage	4.700%	8/1/24	4,765,000	4,800,356	(g)
Home Mortgage	5.500%	8/1/38	1,600,000	1,648,128
California State University Revenue, Systemwide	5.500%	11/1/39	10,000,000	11,326,400
California State, GO	1.128%	12/3/18	14,000,000	14,119,140	(b)(f)
California State, GO	5.000%	8/1/45	13,000,000	15,257,450
California Statewide CDA Revenue:
American Baptist Homes of the West	5.000%	10/1/45	2,550,000	2,823,896
Catholic Healthcare West	5.500%	7/1/31	7,220,000	7,654,283
Enloe Medical Center, CMI	5.750%	8/15/38	10,000,000	11,255,800	(a)
John Muir Health	5.000%	8/15/36	4,305,000	4,385,030
John Muir Health	5.125%	7/1/39	7,280,000	8,103,222
Methodist Hospital Project, FHA	6.750%	2/1/38	8,575,000	10,285,198	(a)
California Statewide CDA, Student Housing Revenue, Provident Group-Pomona Properties LLC	5.750%	1/15/45	11,815,000	12,556,509
Imperial Irrigation District, CA, Electric Revenue	5.000%	11/1/25	2,120,000	2,473,616
Imperial Irrigation District, CA, Electric Revenue	5.000%	11/1/33	6,125,000	6,816,390	(a)
Imperial Irrigation District, CA, Electric Revenue	5.000%	11/1/33	1,375,000	1,504,209
Imperial Irrigation District, CA, Electric Revenue	5.000%	11/1/36	4,000,000	4,552,440
Imperial Irrigation District, CA, Electric Revenue	5.500%	11/1/41	7,905,000	9,241,577
Long Beach, CA, Bond Finance Authority, Natural Gas Purchase Revenue	5.000%	11/15/29	2,500,000	2,968,300

See Notes to Financial Statements.

14	Western Asset Managed Municipals Fund 2016 Annual Report

Western Asset Managed Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
California — continued
Long Beach, CA, Bond Finance Authority, Natural Gas Purchase Revenue	5.500%	11/15/37	$6,730,000	$8,421,653
Long Beach, CA, Marina Revenue	5.000%	5/15/40	2,250,000	2,521,485
Los Angeles, CA, Convention & Exhibition Center Authority, Lease Revenue	5.125%	8/15/22	11,615,000	12,882,313	(a)
Los Angeles, CA, Department of Airports Revenue:
Los Angeles International Airport	5.000%	5/15/35	2,000,000	2,282,100
Los Angeles International Airport	5.000%	5/15/40	7,500,000	8,430,825
Los Angeles, CA, Department of Water & Power Revenue	5.000%	7/1/44	10,000,000	11,672,200
Los Angeles, CA, Harbor Department Revenue	5.250%	8/1/39	3,250,000	3,678,090
M-S-R Energy Authority, CA, Gas Revenue	6.125%	11/1/29	5,860,000	7,638,158
M-S-R Energy Authority, CA, Gas Revenue	7.000%	11/1/34	53,500,000	77,230,460
M-S-R Energy Authority, CA, Gas Revenue	6.500%	11/1/39	90,555,000	125,318,159
Modesto, CA, Irrigation District Financing Authority, Electric System Revenue	5.000%	10/1/32	13,290,000	15,213,462
Modesto, CA, Irrigation District, COP, Capital Improvements	6.000%	10/1/39	15,000,000	16,954,800
Newport Beach, CA, Revenue, Hoag Memorial Hospital Presbyterian	6.000%	12/1/40	5,000,000	6,347,350	(a)
Pomona, CA, Public Financing Authority Revenue, Merged Redevelopment Project, NATL	5.000%	2/1/27	3,000,000	3,001,170
River Islands, CA, Public Financing Authority Special Tax, Community Facilities District No. 2003-1	5.500%	9/1/45	12,000,000	13,026,120
Riverside County, CA, Transportation Commission Sales Tax Revenue, Limited Tax	5.250%	6/1/39	4,850,000	5,774,604
Riverside County, CA, Transportation Commission Toll Revenue:
Senior Lien	5.750%	6/1/44	1,500,000	1,726,650
Senior Lien	5.750%	6/1/48	3,700,000	4,246,268
Riverside, CA, USD, Financing Authority Revenue	5.000%	9/1/32	1,375,000	1,578,115
Riverside, CA, USD, Financing Authority Revenue	5.000%	9/1/37	1,280,000	1,428,442
Roseville, CA, Natural Gas Finance Authority Revenue	5.000%	2/15/27	4,000,000	4,636,560
Sacramento County, CA, Airport System Revenue	5.000%	7/1/40	7,000,000	7,838,460
Sacramento County, CA, Airport System Revenue:
PFC, Grant	6.000%	7/1/35	24,360,000	26,840,092
PFC, Grant	6.000%	7/1/39	29,130,000	31,997,266
Sacramento, CA, Area Flood Control Agency, Special Assessment:
Consolidated Capital Assessment District, BHAC	5.500%	10/1/28	4,500,000	5,031,135
Consolidated Capital Assessment District, BHAC	5.625%	10/1/37	15,000,000	16,708,050

See Notes to Financial Statements.

Western Asset Managed Municipals Fund 2016 Annual Report	15

Schedule of investments (cont’d)

February 29, 2016

Western Asset Managed Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
California — continued
San Bernardino County, CA, COP:
Arrowhead Project	5.125%	8/1/24	$30,000,000	$33,645,300
Arrowhead Project	5.250%	8/1/26	5,000,000	5,608,750
San Diego County, CA, Regional Airport Authority Revenue	5.000%	7/1/28	2,435,000	2,792,969
San Diego, CA, Public Facilities Financing Authority, Sewer Revenue	5.000%	5/15/27	7,695,000	8,732,286	(a)
San Diego, CA, Public Facilities Financing Authority, Sewer Revenue	5.000%	5/15/28	2,735,000	3,079,583
San Diego, CA, Public Facilities Financing Authority, Sewer Revenue	5.250%	5/15/34	11,475,000	12,956,537
San Francisco, CA, City & County Airports Commission, International Airport Revenue	4.900%	5/1/29	26,400,000	29,979,576
San Francisco, CA, City & County Airports Commission, International Airport Revenue	5.250%	5/1/32	34,000,000	38,314,600
San Francisco, CA, City & County Airports Commission, International Airport Revenue	5.000%	5/1/35	5,000,000	5,636,450
San Francisco, CA, City & County, COP:
Multiple Capital Improvement Project	5.000%	4/1/25	2,475,000	2,771,109
Multiple Capital Improvement Project	5.250%	4/1/26	1,435,000	1,617,977
Multiple Capital Improvement Project	5.250%	4/1/31	2,500,000	2,809,050
Santa Clara, CA, Electric Revenue	5.000%	7/1/30	4,000,000	4,662,880
Total California				942,361,822
Colorado — 2.3%
Aurora, CO, Hospital Revenue, Children’s Hospital Association	5.000%	12/1/40	4,000,000	4,318,080
Colorado State Health Facilities Authority Revenue:
Catholic Health Initiatives	6.250%	10/1/33	9,250,000	10,354,265
Catholic Health Initiatives	5.000%	9/1/41	3,040,000	3,089,947
Evangelical Lutheran Good Samaritan Society Project	5.000%	6/1/45	7,500,000	8,116,575
Parkview Medical Center Inc. Project	5.000%	9/1/37	5,000,000	5,322,150	(a)
Sisters Leavenworth	5.000%	1/1/32	8,010,000	8,881,648
Sisters Leavenworth	5.000%	1/1/35	2,755,000	3,035,542
Public Authority for Colorado Energy, Natural Gas Purchase Revenue	6.500%	11/15/38	45,000,000	61,700,850
Regional Transportation District, CO, COP	5.375%	6/1/31	5,000,000	5,758,100
Total Colorado				110,577,157
Connecticut — 0.7%
Connecticut State HEFA Revenue:
Fairfield University	5.000%	7/1/35	6,150,000	6,954,727
Sacred Heart University Inc.	5.125%	7/1/26	1,300,000	1,486,628

See Notes to Financial Statements.

16	Western Asset Managed Municipals Fund 2016 Annual Report

Western Asset Managed Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Connecticut — continued
Sacred Heart University Inc.	5.375%	7/1/31	$1,225,000	$1,406,202
Sacred Heart University Inc.	5.625%	7/1/41	6,500,000	7,454,655
Yale-New Haven Hospital	5.500%	7/1/40	15,000,000	17,872,800	(a)
Mashantucket Western Pequot Tribe Connecticut Special Revenue, Bonds	6.050%	7/1/31	7,759,187	620,735	(h)
Total Connecticut				35,795,747
Delaware — 0.5%
Delaware State EDA Revenue, Indian River Power LLC	5.375%	10/1/45	1,145,000	1,174,564
Delaware State Housing Authority Revenue, Single-Family Mortgage, GNMA, FNMA, FHLMC	5.450%	7/1/39	5,800,000	6,078,226
Delaware State Transportation Authority, U.S. 301 Project Revenue	5.000%	6/1/45	3,070,000	3,551,622
Delaware State Transportation Authority, U.S. 301 Project Revenue	5.000%	6/1/55	13,750,000	15,493,637
Total Delaware				26,298,049
District of Columbia — 0.3%
Metropolitan Washington, DC, Airports Authority, Dulles Toll Road Revenue	5.000%	10/1/39	8,000,000	8,883,120
Metropolitan Washington, DC, Airports Authority, Dulles Toll Road Revenue	5.250%	10/1/44	5,000,000	5,582,150
Total District of Columbia				14,465,270
Florida — 8.6%
Bonnet Creek Resort Community Development District, Special Assessment	7.375%	5/1/34	3,295,000	3,299,975
Bradford County, FL, Health Facilities Revenue, Santa Fe Healthcare Project	6.050%	11/15/16	145,000	150,835	(d)
Brevard County, FL, Health Facilities Authority, Health Care Facilities Revenue, Health First Inc. Project	7.000%	4/1/39	10,000,000	11,854,200	(a)
Broward County, FL, Airport System Revenue	5.000%	10/1/45	18,000,000	20,025,720	(g)
Broward County, FL, Port Facilities Revenue	5.500%	9/1/29	4,500,000	5,165,235
Broward County, FL, School Board, COP	5.000%	7/1/31	8,750,000	10,328,150
Broward County, FL, School Board, COP	5.000%	7/1/32	8,000,000	9,378,320
Citizens Property Insurance Corp., FL, Revenue	5.250%	6/1/17	20,000,000	21,146,000
Citizens Property Insurance Corp., FL, Revenue:
Coastal	5.000%	6/1/18	30,000,000	32,775,600
Coastal	5.000%	6/1/19	30,000,000	33,882,600
Coastal	5.000%	6/1/20	20,000,000	23,189,400
Senior Secured, High Act	6.000%	6/1/17	3,100,000	3,306,398
Cityplace, FL, Community Development District, Special Assessment Revenue	5.000%	5/1/26	2,500,000	2,888,275

See Notes to Financial Statements.

Western Asset Managed Municipals Fund 2016 Annual Report	17

Schedule of investments (cont’d)

February 29, 2016

Western Asset Managed Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Florida — continued
Dade County, FL, IDA Revenue, Miami Cerebral Palsy Services Project	8.000%	6/1/22	$1,170,000	$1,175,429
Escambia County, FL, Health Facilities Authority Revenue, Florida Health Care Facility Loan, VHA Program, AMBAC	5.950%	7/1/20	75,000	80,171
Florida State Department of Management Services Revenue, Facilities Management, Florida Facilities Pool, AMBAC	5.000%	9/1/21	1,000,000	1,013,020
Florida State Development Finance Corp., Educational Facilities Revenue, Renaissance Charter School Inc. Project	6.125%	6/15/46	3,060,000	3,134,695	(e)
Florida State Development Finance Corp., Senior Living Revenue, Tuscan Isle Obligated Group	7.000%	6/1/45	1,400,000	1,461,712	(e)
Florida State Mid-Bay Bridge Authority Revenue	5.000%	10/1/28	500,000	574,615
Florida State Mid-Bay Bridge Authority Revenue	5.000%	10/1/29	2,720,000	3,104,200
Florida State Mid-Bay Bridge Authority Revenue	5.000%	10/1/35	5,000,000	5,575,550
Florida State Mid-Bay Bridge Authority Revenue	5.000%	10/1/40	2,000,000	2,196,180
Jacksonville, FL, Sales Tax Revenue, Better Jacksonville	5.000%	10/1/26	6,250,000	7,446,875
Jacksonville, FL, Transit Revenue	5.000%	10/1/27	2,830,000	3,375,794
Jacksonville, FL, Transit Revenue	5.000%	10/1/29	9,000,000	10,662,390
Marco Island, FL, Utility System Revenue	5.000%	10/1/34	1,000,000	1,144,260
Marco Island, FL, Utility System Revenue	5.000%	10/1/40	1,500,000	1,672,230
Martin County, FL, IDA Revenue, Indiantown Cogeneration LP Project	4.200%	12/15/25	10,000,000	10,195,900	(g)
Miami-Dade County, FL, Aviation Revenue	5.000%	10/1/29	20,525,000	23,365,455	(g)
Miami-Dade County, FL, Aviation Revenue	5.500%	10/1/36	8,450,000	9,648,379
Miami-Dade County, FL, Aviation Revenue	5.500%	10/1/41	26,100,000	29,547,549
Miami-Dade County, FL, Aviation Revenue, Miami International Airport	5.000%	10/1/29	20,000,000	23,162,400
Miami-Dade County, FL, EFA Revenue, University of Miami	5.500%	4/1/38	10,000,000	10,041,000	(a)
Miami-Dade County, FL, School Board, COP:
AGC	5.000%	2/1/27	7,000,000	7,852,880	(a)
AGC	5.250%	2/1/27	5,500,000	6,201,140	(a)
Orange County, FL, Health Facilities Authority Revenue:
Orlando Health Inc.	5.375%	10/1/23	6,500,000	7,422,935
Orlando Health Inc.	5.125%	10/1/26	6,000,000	6,752,580
Orlando Regional Healthcare System, AGM	5.000%	12/1/32	13,000,000	14,119,950
Orange County, FL, IDA Revenue, Vitag Florida LLC Project	8.000%	7/1/36	6,960,000	7,188,914	(e)(g)
Orange County, FL, School Board, COP, AGC	5.500%	8/1/34	5,400,000	6,187,374
Orlando & Orange County, FL, Expressway Authority Revenue	5.000%	7/1/22	1,750,000	2,116,047
Orlando, FL, Sales Tax Payments Revenue	5.000%	2/1/38	5,000,000	5,325,500
Pasco County, FL, HFA Revenue, Housing Pasco Woods Apartments Project	5.700%	8/1/19	200,000	200,224	(g)

See Notes to Financial Statements.

18	Western Asset Managed Municipals Fund 2016 Annual Report

Western Asset Managed Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Florida — continued
Reunion, FL, East Community Development District, Special Assessment	6.600%	5/1/33	$980,000	$951,531
Reunion, FL, East Community Development District, Special Assessment	7.375%	5/1/33	850,000	9	*(i)
Santa Rosa, FL, Bay Bridge Authority Revenue	6.250%	7/1/28	912,825	410,771	*(i)
Sarasota County, FL, Public Hospital Board Revenue:
Sarasota Memorial Hospital, NATL	5.250%	7/1/24	5,000,000	5,951,100
Sarasota Memorial Hospital, NATL	5.500%	7/1/28	3,485,000	4,157,082
Sarasota County, FL, Public Hospital District Revenue, Sarasota Memorial Hospital Project	5.625%	7/1/39	8,500,000	9,513,200
Seminole Tribe Florida Special Obligation Revenue	5.250%	10/1/27	4,400,000	4,595,008	(e)
Sunrise, FL, Utilities Systems Revenue:
AMBAC	5.200%	10/1/22	1,705,000	1,888,151
AMBAC	5.200%	10/1/22	1,295,000	1,500,257	(a)
Tampa, FL, Sports Authority Revenue:
GTD Parking Tampa Bay Arena Project, NATL	6.050%	10/1/20	500,000	557,150
GTD Parking Tampa Bay Arena Project, NATL	6.100%	10/1/26	1,000,000	1,247,320
Tampa, FL, Water & Sewer Revenue	6.900%	10/1/16	350,000	363,346	(d)
Total Florida				420,470,981
Georgia — 4.5%
Atlanta, GA, Water & Wastewater Revenue	6.250%	11/1/34	50,000,000	59,752,000	(a)
Atlanta, GA, Water & Wastewater Revenue	6.250%	11/1/39	22,100,000	26,410,384	(a)
Atlanta, GA, Water & Wastewater Revenue:
NATL	5.500%	11/1/19	1,000,000	1,166,470
NATL	5.500%	11/1/27	1,000,000	1,289,290
Burke County, GA, Development Authority, PCR:
Oglethorpe Power Corp. Vogtle Project	7.000%	1/1/23	5,000,000	5,533,200
Oglethorpe Power Corp. Vogtle Project	5.500%	1/1/33	18,000,000	19,238,940
Oglethorpe Power Corp. Vogtle Project, BHAC	5.700%	1/1/43	16,285,000	17,580,960
Cobb-Marietta Counties, GA, Coliseum & Exhibit Hall Authority Revenue, NATL	5.625%	10/1/26	1,000,000	1,187,570
DeKalb Private Hospital Authority Revenue, GA, Anticipation CTFS, Children’s Health Care of Atlanta Inc.	5.000%	11/15/29	7,800,000	8,739,900
DeKalb, Newton & Gwinnett Counties, GA, Joint Development Authority Revenue, GGC Foundation LLC Project	6.125%	7/1/40	20,000,000	23,019,400
Georgia Private Colleges & Universities Authority Revenue, Savannah College of Art & Design Project	5.000%	4/1/44	5,000,000	5,549,600
Georgia State Higher Education Facilities Authority Revenue, USG Real Estate Foundation II LLC Project	5.500%	6/15/39	15,000,000	16,945,800
Georgia State Municipal Electric Authority Revenue, Power Revenue, AMBAC	7.250%	1/1/24	500,000	680,205

See Notes to Financial Statements.

Western Asset Managed Municipals Fund 2016 Annual Report	19

Schedule of investments (cont’d)

February 29, 2016

Western Asset Managed Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Georgia — continued
Main Street Natural Gas Inc., GA, Gas Project Revenue	5.000%	3/15/18	$6,485,000	$6,931,103
Main Street Natural Gas Inc., GA, Gas Project Revenue	5.000%	3/15/22	5,000,000	5,744,250
Main Street Natural Gas Inc., GA, Gas Project Revenue	5.500%	9/15/26	10,000,000	12,345,300
Metropolitan Atlanta, GA, Rapid Transit Authority, Sales Tax Revenue, AMBAC	6.250%	7/1/20	140,000	152,933
Milledgeville, GA, Water & Sewer Revenue, AGM	6.000%	12/1/21	500,000	584,500
Savannah, GA, EDA, PCR, Union Camp Corp. Project	6.150%	3/1/17	500,000	523,320
Thomasville, GA, Hospital Authority Revenue:
Anticipation CTFS, John D. Archbold Memorial Hospital	5.125%	11/1/30	3,500,000	3,984,365
Anticipation CTFS, John D. Archbold Memorial Hospital	5.250%	11/1/35	1,000,000	1,134,390
Anticipation CTFS, John D. Archbold Memorial Hospital	5.375%	11/1/40	2,250,000	2,513,948
Total Georgia				221,007,828
Illinois — 5.3%
Chicago, IL, GO	5.500%	1/1/33	12,510,000	12,630,847
Chicago, IL, GO	5.500%	1/1/40	4,500,000	4,493,700
Chicago, IL, Metropolitan Water Reclamation District Greater Chicago, GO:
Green Bond	5.000%	12/1/39	10,095,000	11,587,142
Green Bond	5.000%	12/1/44	30,000,000	34,187,400
Chicago, IL, O’Hare International Airport Revenue	5.000%	1/1/31	3,250,000	3,693,983	(g)
Chicago, IL, O’Hare International Airport Revenue	5.500%	1/1/31	23,160,000	27,222,032
Chicago, IL, O’Hare International Airport Revenue	5.000%	1/1/32	16,825,000	19,012,923	(g)
Chicago, IL, O’Hare International Airport Revenue	5.000%	1/1/33	3,000,000	3,377,880	(g)
Chicago, IL, O’Hare International Airport Revenue	5.000%	1/1/34	10,975,000	12,312,853	(g)
Chicago, IL, O’Hare International Airport Revenue	5.000%	1/1/35	500,000	558,925	(g)
Chicago, IL, O’Hare International Airport Revenue	5.000%	1/1/40	6,000,000	6,480,300
Chicago, IL, O’Hare International Airport Revenue	5.000%	1/1/46	7,000,000	7,668,640	(g)
Chicago, IL, O’Hare International Airport Revenue	5.000%	1/1/46	1,000,000	1,127,590
Chicago, IL, Wastewater Transmission Revenue:
Second Lien	5.000%	1/1/39	2,000,000	2,180,020
Second Lien	5.000%	1/1/44	6,000,000	6,432,840
Chicago, IL, Waterworks Revenue, Second Lien Project	5.000%	11/1/39	11,840,000	12,879,670
Illinois State COP, Department of Central Management Services, NATL	5.650%	7/1/17	900,000	903,753
Illinois State Finance Authority Revenue:
Advocate Health Care & Hospitals Corp. Network	6.500%	11/1/38	18,500,000	21,238,925	(a)
Edward Hospital, AMBAC	5.500%	2/1/40	4,000,000	4,268,920
Illinois Rush University Medical Center	6.625%	11/1/39	28,025,000	32,984,864	(a)
Memorial Health System	5.500%	4/1/39	12,000,000	13,281,600
Park Place of Elmhurst	8.000%	5/15/30	4,385,000	3,350,184	(j)

See Notes to Financial Statements.

20	Western Asset Managed Municipals Fund 2016 Annual Report

Western Asset Managed Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Illinois — continued
Metropolitan Pier & Exposition Authority, IL, Dedicated State Tax Revenue:
McCormick Project, State Appropriations	5.000%	6/15/50	$4,500,000	$4,662,720
McCormick Project, State Appropriations	5.250%	6/15/50	9,305,000	9,754,431
Metropolitan Pier & Exposition Authority, IL, Revenue, CAB-McCormick Place Expansion Project	0.000%	12/15/52	16,500,000	2,569,545
Regional Transportation Authority Revenue, NATL	7.750%	6/1/20	900,000	1,014,390
Total Illinois				259,876,077
Indiana — 1.3%
Indiana Municipal Power Agency, Power Supply System Revenue	5.625%	1/1/28	4,000,000	4,544,560	(a)
Indiana Municipal Power Agency, Power Supply System Revenue	5.750%	1/1/29	2,000,000	2,279,260	(a)
Indiana State Finance Authority Revenue:
I-69 Development Partners LLC	5.000%	9/1/46	9,250,000	10,119,685	(g)
Private Activity-Ohio River Bridges East End Crossing Project	5.000%	7/1/40	5,000,000	5,463,950	(g)
Indianapolis, IN, Gas Utility Revenue, AGC	5.250%	8/15/26	9,290,000	10,228,847
North Manchester, IN, EDR:
Peabody Retirement Community Project	1.000%	12/1/45	863,367	58,277	*(i)
Peabody Retirement Community Project	6.050%	12/1/45	1,038,384	878,006	(b)
Richmond, IN, Hospital Authority Revenue, Reid Hospital & Health Care Services Inc. Project	6.625%	1/1/39	20,000,000	23,189,600	(a)
Valparaiso, IN, Exempt Facilities Revenue, Pratt Paper LLC Project	7.000%	1/1/44	5,000,000	6,165,750	(g)
Total Indiana				62,927,935
Iowa — 1.2%
Iowa State Finance Authority Midwestern Disaster Area Revenue:
Iowa Fertilizer Co. Project	5.000%	12/1/19	18,515,000	19,295,778
Iowa Fertilizer Co. Project	5.250%	12/1/25	35,720,000	38,790,134
Total Iowa				58,085,912
Kansas — 0.3%
Sedgwick County, KS, Public Building Commission Revenue	5.000%	2/1/39	4,355,000	5,075,970
Sedgwick County, KS, Public Building Commission Revenue	5.000%	2/1/44	3,000,000	3,471,120
Wyandotte County/Kansas City Unified Government Utility System Revenue:
Improvement	5.000%	9/1/40	2,000,000	2,282,200
Improvement	5.000%	9/1/45	3,000,000	3,404,940
Total Kansas				14,234,230

See Notes to Financial Statements.

Western Asset Managed Municipals Fund 2016 Annual Report	21

Schedule of investments (cont’d)

February 29, 2016

Western Asset Managed Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Kentucky — 0.7%
Kentucky State Economic Development Finance Authority Revenue:
Baptist Healthcare Systems	5.375%	8/15/24	$4,000,000	$4,375,520
Baptist Healthcare Systems	5.625%	8/15/27	2,000,000	2,190,100
Louisville Arena Project, AGC	6.000%	12/1/33	9,000,000	9,721,980
Louisville Arena Project, AGC	6.000%	12/1/38	5,000,000	5,395,350
Louisville & Jefferson County, KY, Metropolitan Government Health System Revenue, Norton Healthcare Inc.	5.250%	10/1/36	13,450,000	13,754,643
Total Kentucky				35,437,593
Louisiana — 0.8%
Louisiana State Citizens Property Insurance Corp., Assessment Revenue, AGC	6.125%	6/1/25	5,000,000	5,569,600
Louisiana State PFA, Hospital Revenue, Lafayette General Medical Center	5.500%	11/1/40	18,000,000	20,264,940
New Orleans, LA, Sewage Service Revenue	5.000%	6/1/40	2,000,000	2,248,540
New Orleans, LA, Sewage Service Revenue	5.000%	6/1/45	3,000,000	3,355,140
New Orleans, LA, Water Revenue	5.000%	12/1/40	2,000,000	2,258,120
New Orleans, LA, Water Revenue	5.000%	12/1/45	4,000,000	4,474,040
Total Louisiana				38,170,380
Maryland — 1.3%
Maryland State EDC, EDR:
Term Project	5.750%	6/1/35	8,000,000	8,786,560
Transportation Facilities Project	5.375%	6/1/25	7,500,000	8,223,375
Transportation Facilities Project	5.750%	6/1/35	19,000,000	20,868,080
Maryland State EDC, Student Housing Revenue:
University of Maryland, College Park Project, AGM	5.000%	6/1/35	2,080,000	2,411,552	(c)
University of Maryland, College Park Project, AGM	5.000%	6/1/43	1,000,000	1,131,420	(c)
Maryland State Health & Higher EFA Revenue:
Anne Arundel Health Systems	6.750%	7/1/39	7,500,000	8,962,425	(a)
Lifebridge Health	6.000%	7/1/41	1,500,000	1,762,755
University of Maryland Medical System	5.000%	7/1/34	9,000,000	9,843,480
Total Maryland				61,989,647
Massachusetts — 3.0%
Massachusetts State Bay Transportation Authority, Sales Tax Revenue	5.000%	7/1/45	1,500,000	1,747,770
Massachusetts State Department of Transportation, Metropolitan Highway System Revenue	5.000%	1/1/37	12,000,000	13,376,280
Massachusetts State DFA Revenue:
Boston University	5.600%	10/1/35	8,700,000	9,983,772

See Notes to Financial Statements.

22	Western Asset Managed Municipals Fund 2016 Annual Report

Western Asset Managed Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Massachusetts — continued
Boston University	5.700%	10/1/40	$13,105,000	$14,985,567
Broad Institute Inc.	5.375%	4/1/41	17,000,000	19,403,800
Lahey Clinic Obligated Group	5.000%	8/15/45	3,650,000	4,118,550
Milford Regional Medical Center	5.750%	7/15/43	1,500,000	1,655,910
Partners Healthcare System	5.000%	7/1/47	35,400,000	40,729,470
UMass Memorial Health Care	5.000%	7/1/46	1,930,000	2,179,009
Visual & Performing Arts Project	6.000%	8/1/21	2,200,000	2,591,688
Massachusetts State HEFA Revenue:
Caregroup Inc.	5.000%	7/1/28	2,000,000	2,159,980
Caregroup Inc., NATL	5.375%	2/1/26	1,750,000	1,922,235
Caregroup Inc., NATL	5.375%	2/1/27	1,000,000	1,095,910
Caregroup Inc., NATL	5.375%	2/1/28	1,500,000	1,640,490
Suffolk University	5.750%	7/1/39	17,500,000	19,608,050	(a)
Massachusetts State Housing Finance Agency, Housing Revenue	7.000%	12/1/38	4,575,000	4,908,289
Massachusetts State, GO, Consolidated Loan	0.530%	9/1/16	4,000,000	4,000,880	(b)
Total Massachusetts				146,107,650
Michigan — 3.7%
Detroit, MI, Water & Sewerage Department, Disposal System Revenue, Senior Lien	5.250%	7/1/39	7,000,000	7,739,760
Detroit, MI, Water Supply System Revenue	5.000%	7/1/41	5,020,000	5,377,826
Detroit, MI, Water Supply System Revenue, AGM	6.250%	7/1/36	10,000,000	11,292,400
Michigan State Building Authority Revenue:
Facilities Program	5.125%	10/15/33	16,500,000	18,504,750
Facilities Program	6.000%	10/15/38	12,425,000	14,111,942	(a)
Facilities Program	6.000%	10/15/38	8,075,000	9,041,497
Facilities Program	5.250%	10/15/47	4,100,000	4,661,044
Michigan State Finance Authority Limited Obligation Revenue, Higher Education, Thomas M Cooley Law School Project	6.750%	7/1/44	10,940,000	11,684,576	(e)
Michigan State Finance Authority Revenue:
Detroit School District	5.500%	6/1/21	14,000,000	15,123,780
Local Government Loan Program, Detroit Water & Sewer Department	5.000%	7/1/34	5,760,000	6,579,371
Local Government Loan Program, Detroit Water & Sewer Department	5.000%	7/1/35	2,110,000	2,388,647
Senior Lien Detroit Water & Sewer	5.000%	7/1/33	6,560,000	7,468,363
Senior Lien Detroit Water & Sewer	5.000%	7/1/44	6,850,000	7,400,123
Michigan State Hospital Finance Authority Revenue, McLaren Health Care Corp.	5.750%	5/15/38	17,750,000	19,662,030	(a)(k)

See Notes to Financial Statements.

Western Asset Managed Municipals Fund 2016 Annual Report	23

Schedule of investments (cont’d)

February 29, 2016

Western Asset Managed Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Michigan — continued
Michigan State Housing Development Authority, Rental Housing Revenue	5.375%	10/1/29	$1,660,000	$1,749,457
Michigan State Housing Development Authority, Rental Housing Revenue	5.625%	10/1/34	2,500,000	2,625,375
Michigan State Strategic Fund Ltd. Obligation Revenue:
Detroit Edison	5.500%	8/1/16	4,000,000	4,069,080	(b)(f)
Michigan Senate Offices Project	5.250%	10/15/40	3,210,000	3,682,159
Royal Oak, MI, Hospital Finance Authority Revenue, William Beaumont Hospital	8.250%	9/1/39	24,000,000	28,479,600	(a)
Total Michigan				181,641,780
Minnesota — 0.4%
St. Paul, MN, Housing & Redevelopment Authority Health Care Revenue, Allina Health System	5.250%	11/15/28	10,960,000	12,467,548
Western Minnesota Municipal Power Agency Revenue	5.000%	1/1/46	7,970,000	9,104,290
Total Minnesota				21,571,838
Mississippi — 0.1%
Lowndes County, MS, Solid Waste Disposal & PCR, Bonds, Weyerhaeuser Co. Project	6.800%	4/1/22	3,000,000	3,694,560
Missouri — 1.3%
Boone County, MO, Hospital Revenue, Boone Hospital Center	5.625%	8/1/38	8,500,000	9,248,935
Kansas City, MO, IDA Revenue:
Downtown Redevelopment, AMBAC	5.000%	12/1/17	1,130,000	1,216,343	(d)
Downtown Redevelopment, AMBAC	5.000%	12/1/17	975,000	1,046,497
Kansas City, MO, IDA, Senior Living Facilities Revenue:
Kansas City United Methodist Retirement Home Inc.	6.000%	11/15/46	3,500,000	3,580,990	(e)
Kansas City United Methodist Retirement Home Inc.	6.000%	11/15/51	1,600,000	1,622,144	(e)
Missouri State HEFA Revenue, Children’s Mercy Hospital	5.625%	5/15/39	30,000,000	33,442,800
Platte County, MO, IDA Revenue, Improvement Zona Rosa Retail Project, GTD	5.000%	12/1/32	10,345,000	11,058,702
Total Missouri				61,216,411
Nevada — 0.4%
Reno, NV, Hospital Revenue, Washoe Medical Center, AGM	5.500%	6/1/39	19,350,000	20,863,944
New Hampshire — 0.1%
New Hampshire State HFA, Single-Family Mortgage Revenue	5.550%	7/1/33	3,220,000	3,354,596
New Hampshire State HFA, Single-Family Mortgage Revenue	5.600%	1/1/38	2,725,000	2,830,730
Total New Hampshire				6,185,326

See Notes to Financial Statements.

24	Western Asset Managed Municipals Fund 2016 Annual Report

Western Asset Managed Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
New Jersey — 7.8%
New Jersey Health Care Facilities Financing Authority Revenue:
AHS Hospital Corp.	6.000%	7/1/41	$8,500,000	$10,026,175
Catholic Health East	4.750%	11/15/29	5,000,000	5,635,300
New Jersey Institute of Technology Revenue	5.000%	7/1/45	13,500,000	15,087,735
New Jersey State EDA Revenue	5.000%	6/15/21	7,500,000	8,375,100
New Jersey State EDA Revenue	5.000%	6/15/25	4,545,000	4,918,326
New Jersey State EDA Revenue	5.250%	6/15/30	13,000,000	14,217,320
New Jersey State EDA Revenue:
Continental Airlines Inc. Project	4.875%	9/15/19	17,435,000	18,474,998	(g)
Continental Airlines Inc. Project	5.500%	6/1/33	5,000,000	5,571,550	(g)
Motor Vehicle Surcharges, NATL	5.250%	7/1/31	1,000,000	1,011,160
Private Activity-The Goethals Bridge Replacement Project	5.375%	1/1/43	2,500,000	2,785,800	(g)
Private Activity-The Goethals Bridge Replacement Project, AGM	5.125%	1/1/39	1,500,000	1,688,520	(g)
Private Activity-The Goethals Bridge Replacement Project, AGM	5.125%	7/1/42	1,000,000	1,123,480	(g)
Refunding	6.875%	1/1/37	12,895,000	12,907,637	(g)
Refunding, Gloucester Marine Project	6.625%	1/1/37	6,950,000	6,957,159
School Facilities Construction	5.000%	12/15/27	9,230,000	9,605,938
School Facilities Construction	5.250%	12/15/33	9,190,000	9,722,285
School Facilities Construction	5.250%	12/15/33	3,310,000	3,770,123	(a)
School Facilities Construction, SIFMA	1.560%	9/1/27	22,065,000	19,557,313	(b)
School Facilities Construction, SIFMA	1.610%	3/1/28	20,000,000	17,777,800	(b)
School Facilities Construction, State Appropriations	5.000%	3/1/29	10,000,000	10,705,600
New Jersey State EDA, Special Facility Revenue, Continental Airlines Inc. Project	5.625%	11/15/30	9,350,000	10,629,080	(g)
New Jersey State EFA Revenue, Richard Stockton College	5.375%	7/1/38	5,000,000	5,409,150
New Jersey State Health Care Facilities Financing Authority Revenue, University Hospital, AGM	5.000%	7/1/46	5,000,000	5,541,850
New Jersey State Higher Education Assistance Authority, Student Loan Revenue	5.375%	6/1/24	7,770,000	8,489,657
New Jersey State Higher Education Assistance Authority, Student Loan Revenue	5.625%	6/1/30	5,000,000	5,464,200
New Jersey State Higher Education Assistance Authority, Student Loan Revenue, AGC	6.125%	6/1/30	40,245,000	42,971,196	(g)
New Jersey State Housing & Mortgage Finance Agency Revenue	6.500%	10/1/38	2,010,000	2,043,728

See Notes to Financial Statements.

Western Asset Managed Municipals Fund 2016 Annual Report	25

Schedule of investments (cont’d)

February 29, 2016

Western Asset Managed Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
New Jersey — continued
New Jersey State Transportation Trust Fund Authority Revenue:
Transportation Program	5.250%	6/15/41	$13,305,000	$14,284,248
Transportation Program	5.000%	6/15/45	5,000,000	5,257,450
Transportation System	5.875%	12/15/38	30,000,000	32,763,900
New Jersey State Turnpike Authority Revenue	0.630%	1/1/17	11,000,000	11,000,000	(b)(f)
New Jersey State Turnpike Authority Revenue	0.560%	1/1/18	30,000,000	29,891,400	(b)
New Jersey State Turnpike Authority Revenue	0.690%	1/1/18	10,000,000	9,987,200	(b)(f)
New Jersey State Turnpike Authority Revenue	5.000%	1/1/35	4,900,000	5,728,590
New Jersey State Turnpike Authority Revenue	5.000%	1/1/36	8,000,000	8,804,960
New Jersey State Turnpike Authority Revenue	5.250%	1/1/40	3,515,000	3,894,022
Total New Jersey				382,079,950
New Mexico — 0.4%
New Mexico Mortgage Finance Authority Revenue:
Single-Family Mortgage, GNMA, FNMA, FHLMC	5.450%	3/1/36	2,410,000	2,528,162
Single-Family Mortgage, GNMA, FNMA, FHLMC	5.850%	7/1/39	725,000	734,570	(g)
New Mexico State Hospital Equipment Loan Council, Hospital Revenue, Presbyterian Healthcare Services	6.375%	8/1/32	15,000,000	17,000,550	(a)
Total New Mexico				20,263,282
New York — 5.2%
Brooklyn Arena, NY, Local Development Corp. Revenue, Barclays Center Project	6.250%	7/15/40	20,800,000	24,039,392
Long Island Power Authority, NY, Electric System Revenue	6.000%	5/1/33	22,000,000	25,526,160	(a)
MTA, NY, Revenue	6.500%	11/15/28	10,000,000	11,504,800
New York City, NY, Health & Hospital Corp. Revenue, Health Systems	5.500%	2/15/23	4,000,000	4,367,120
New York City, NY, Municipal Water Finance Authority, Water & Sewer System Revenue, Second General Resolution Fiscal 2013	5.000%	6/15/47	2,000,000	2,307,940
New York City, NY, TFA, Building Aid Revenue	5.000%	1/15/31	6,000,000	6,665,700
New York City, NY, TFA, Building Aid Revenue	5.125%	1/15/33	6,000,000	6,672,360
New York State Dormitory Authority Revenue, Non-State Supported Debt, New School University	5.500%	7/1/40	35,000,000	40,541,550
New York State Dormitory Authority, State Personal Income Tax Revenue	5.000%	3/15/34	25,000,000	29,665,750
New York State Liberty Development Corp., Liberty Revenue:
3 World Trade Center LLC Project	5.000%	11/15/44	9,460,000	10,070,075	(e)
4 World Trade Center LLC Project	5.750%	11/15/51	5,000,000	5,910,550
New York, NY, GO	5.000%	8/1/22	10,000,000	12,158,900
Port Authority of New York & New Jersey Revenue	5.000%	10/15/30	5,500,000	6,513,760	(g)

See Notes to Financial Statements.

26	Western Asset Managed Municipals Fund 2016 Annual Report

Western Asset Managed Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
New York — continued
Port Authority of New York & New Jersey Revenue	5.000%	10/15/41	$34,750,000	$40,485,835
Port Authority of New York & New Jersey, Special Obligation Revenue:
5th Installment, Special Project	6.750%	10/1/19	785,000	785,173	(g)
JFK International Air Terminal LLC	6.000%	12/1/36	8,000,000	9,350,400
JFK International Air Terminal LLC	6.000%	12/1/42	15,000,000	17,495,100
Total New York				254,060,565
North Carolina — 1.5%
Charlotte-Mecklenburg Hospital Authority, NC, Health Care System Revenue:
Carolinas Healthcare System	5.250%	1/15/34	13,400,000	14,673,938
Carolinas Healthcare System	5.125%	1/15/37	2,000,000	2,258,680
Carolinas Healthcare System	5.250%	1/15/39	22,000,000	23,840,960
Carolinas Healthcare System	5.250%	1/15/42	5,000,000	5,623,800
Monroe, NC, COP, AGC	5.500%	3/1/39	1,000,000	1,121,390
North Carolina Department of Transportation Private Activity Revenue, I-77 Hot Lanes Project	5.000%	6/30/54	8,000,000	8,527,280	(g)
North Carolina Eastern Municipal Power Agency, Power System Revenue	6.000%	1/1/26	1,310,000	1,660,346	(a)
North Carolina Turnpike Authority, Triangle Expressway System Revenue, AGC	5.750%	1/1/39	9,000,000	9,876,150
Raleigh Durham, NC, Airport Authority Revenue	5.000%	5/1/32	4,500,000	5,127,075
Total North Carolina				72,709,619
Ohio — 0.6%
Cleveland, OH, State University Revenue, NATL	5.000%	6/1/19	1,210,000	1,277,143	(a)
Cuyahoga County, OH, Hospital Facilities Revenue, Canton Inc. Project	7.500%	1/1/30	2,495,000	2,499,815
Greater Cincinnati, OH, Elderly HDC Mortgage Revenue, Cambridge Apartments, FHA	6.600%	8/1/25	575,000	576,029
Lucas County, OH, Hospital Revenue, Promedica Healthcare	6.000%	11/15/41	5,000,000	5,971,000
Montgomery County, OH, Administration Building Revenue, Catholic Health Initiatives	6.250%	10/1/33	1,400,000	1,567,132
Ohio State Air Quality Development Authority Revenue, FirstEnergy Nuclear Generation Corp.	5.750%	6/1/16	10,500,000	10,613,085	(b)(f)
Ohio State Housing Finance Agency, Residential Mortgage Revenue, Mortgage-Backed Securities Program, GNMA, FNMA, FHLMC	5.400%	9/1/33	695,000	724,677
Ohio State Private Activity Revenue:
Portsmouth Bypass Project	5.000%	12/31/39	2,350,000	2,632,258	(g)
Portsmouth Bypass Project	5.000%	6/30/53	1,650,000	1,812,311	(g)
Total Ohio				27,673,450

See Notes to Financial Statements.

Western Asset Managed Municipals Fund 2016 Annual Report	27

Schedule of investments (cont’d)

February 29, 2016

Western Asset Managed Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Oklahoma — 0.1%
Oklahoma State Municipal Power Authority, Power Supply System Revenue	6.000%	1/1/38	$3,000,000	$3,290,550	(a)
Oregon — 0.6%
Oregon State Department of Administrative Services, COP	5.250%	5/1/39	1,900,000	2,126,005
Oregon State Facilities Authority Revenue, Legacy Health System Project	5.250%	5/1/21	5,000,000	5,996,550
Oregon State Health & Sciences University Revenue	5.750%	7/1/39	17,100,000	19,873,962	(a)
Port of Umatilla, OR, Water Revenue, LOC-Bank of America N.A.	6.650%	8/1/22	370,000	373,611	(g)
Total Oregon				28,370,128
Pennsylvania — 2.4%
Allegheny County, PA, IDA Revenue, U.S. Steel Corp. Project	6.750%	12/1/27	8,800,000	5,321,448
Bucks County, PA, IDA Revenue, U.S. Steel Corp. Project	6.750%	6/1/26	15,000,000	9,172,350
Cumberland County, PA, Municipal Authority Revenue, Diakon Lutheran Social Ministries Project	5.000%	1/1/38	10,000,000	10,994,700
Dauphin County, PA, IDA, Revenue, Dauphin Consolidated Water Supply Co.	6.900%	6/1/24	2,400,000	3,032,904	(g)
Delaware River Port Authority of Pennsylvania & New Jersey Revenue	5.000%	1/1/35	14,015,000	15,644,384
East Hempfield Township, PA, IDA Revenue, Student Services Inc.-Student Housing Project-Millersville University	5.000%	7/1/47	2,700,000	2,865,132
Erie, PA, Water Authority Revenue	5.000%	12/1/43	2,000,000	2,297,560	(c)
Lackawanna County, PA, GO, AGC	6.000%	9/15/34	4,000,000	4,633,640
Montgomery County, PA, Higher Education & Health Authority, Hospital Revenue, Abington Memorial Hospital	5.125%	6/1/33	5,000,000	5,435,700
Pennsylvania Economic Development Financing Authority, Water Facility Revenue, American Water Co. Project	6.200%	4/1/39	6,000,000	6,719,820
Pennsylvania State Higher EFA Revenue:
Drexel University	5.125%	5/1/36	10,300,000	11,505,924
Thomas Jefferson University	5.000%	3/1/40	5,710,000	6,213,165
Thomas Jefferson University	5.000%	9/1/45	5,000,000	5,619,600
University of Pennsylvania Health Systems Revenue	5.000%	8/15/24	1,000,000	1,175,050
University of Pennsylvania Health Systems Revenue	5.250%	8/15/25	1,750,000	2,073,050
University of Pennsylvania Health Systems Revenue	5.750%	8/15/41	2,000,000	2,372,360
Pennsylvania State Turnpike Commission Revenue	5.250%	6/1/36	3,000,000	3,252,180
Pennsylvania State, Public School Building Authority, Community College Revenue, Community College of Philadelphia Project	6.000%	6/15/28	7,000,000	8,016,610	(a)
Philadelphia, PA, Hospitals & Higher EFA, Hospital Revenue, Presbyterian Medical Center	6.650%	12/1/19	585,000	657,528	(d)
Philadelphia, PA, School District, GO	5.000%	9/1/30	2,705,000	2,928,055

See Notes to Financial Statements.

28	Western Asset Managed Municipals Fund 2016 Annual Report

Western Asset Managed Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Pennsylvania — continued
Philadelphia, PA, School District, GO	5.000%	9/1/34	$810,000	$859,653
Philadelphia, PA, School District, GO	5.000%	9/1/35	1,200,000	1,268,748
Philadelphia, PA, Water & Wastewater Revenue	5.000%	7/1/45	6,000,000	6,765,120
Total Pennsylvania				118,824,681
Rhode Island — 0.1%
Rhode Island State Health & Educational Building Corp. Revenue, Hospital Financing	7.000%	5/15/39	5,460,000	6,178,427
South Carolina — 0.4%
Piedmont, SC, Municipal Power Agency, Electric Revenue:
Refunding Bonds, FGIC	6.750%	1/1/20	565,000	685,984	(d)
Unrefunded Balance, NATL	6.750%	1/1/20	670,000	808,971
South Carolina State Jobs, EDA, Hospital Revenue:
Palmetto Health, AGM	6.500%	8/1/39	3,500,000	4,247,810
Refunding & Improvement, AnMed Health Project, AGC	5.500%	2/1/38	4,250,000	4,673,640
South Carolina State Ports Authority Revenue	5.250%	7/1/40	10,000,000	11,394,100
Total South Carolina				21,810,505
Tennessee — 1.5%
Chattanooga, TN, Health Educational & Housing Facility Board Revenue, Catholic Health Initiatives	6.250%	10/1/33	1,250,000	1,399,225
Clarksville, TN, Natural Gas Acquisition Corp., Gas Revenue	5.000%	12/15/20	2,000,000	2,288,060
Hardeman County, TN, Correctional Facilities Corp., Correctional Facilities Revenue	7.750%	8/1/17	2,580,000	2,595,454
Johnson City, TN, Health & Educational Facilities Board, Hospital Revenue, Mountain States Health Alliance	5.500%	7/1/36	9,100,000	9,241,778
Memphis, TN, Center City Finance Corp. Revenue, Pyramid & Pinch District-B, AGM	5.250%	11/1/30	10,000,000	12,027,800
Tennessee Energy Acquisition Corp., Gas Revenue	5.000%	2/1/21	14,615,000	16,848,172
Tennessee Energy Acquisition Corp., Gas Revenue	5.250%	9/1/23	20,000,000	24,208,800
Tennessee Energy Acquisition Corp., Gas Revenue	5.250%	9/1/24	5,040,000	6,137,863
Total Tennessee				74,747,152
Texas — 10.8%
Austin, TX, Airport Systems Revenue	5.000%	11/15/39	7,000,000	7,803,530	(g)
Austin, TX, Airport Systems Revenue	5.000%	11/15/44	8,500,000	9,408,395	(g)
Central Texas Regional Mobility Authority Revenue:
Senior Lien	5.000%	1/1/40	4,000,000	4,511,120
Senior Lien	5.000%	1/1/45	4,500,000	5,059,710
Grand Parkway Transportation Corp., TX, System Toll Revenue:
Convertible CAB	0.000%	10/1/34	5,000,000	4,240,000	(b)
First Tier Toll Revenue	5.125%	10/1/43	2,000,000	2,196,480

See Notes to Financial Statements.

Western Asset Managed Municipals Fund 2016 Annual Report	29

Schedule of investments (cont’d)

February 29, 2016

Western Asset Managed Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Texas — continued
Gulf Coast, IDA, Texas Solid Waste Disposal Revenue, Citgo Petroleum Project	8.000%	4/1/28	$5,000,000	$5,014,850	(g)
Harris County, TX, Cultural Education Facilities Finance Corp. Revenue, Memorial Herman Health System	1.060%	6/1/24	5,685,000	5,652,027	(b)
Harris County, TX, Cultural Education Facilities Finance Corp., Medical Facilities Revenue, Baylor College of Medicine	5.625%	11/15/32	31,000,000	34,694,580
Harris County, TX, Health Facilities Development Corp. Revenue, School Health Care System Revenue	5.750%	7/1/27	2,000,000	2,572,500	(d)
Harris County, TX, Houston Sports Authority Revenue:
Senior Lien, AGM	5.000%	11/15/26	6,000,000	7,254,780
Senior Lien, AGM	5.000%	11/15/27	4,000,000	4,791,240
Harris County, TX, Industrial Development Corp., Solid Waste Disposal Revenue:
Deer Park Refining Project	4.700%	5/1/18	2,000,000	2,097,980
Deer Park Refining Project	5.000%	2/1/23	44,000,000	49,261,960
Houston, TX, Airport Systems Revenue	5.500%	7/1/39	10,000,000	11,001,000
Houston, TX, Utility System Revenue, Combined First Lien	5.000%	11/15/44	3,000,000	3,461,280
Limestone County, TX, PFC Revenue, County Jail Project	5.750%	11/1/31	8,175,000	8,270,729
Love Field Airport Modernization Corp., TX, Special Facilities Revenue:
Southwest Airlines Co. Project	5.000%	11/1/28	4,000,000	4,482,160	(g)
Southwest Airlines Co. Project	5.250%	11/1/40	15,750,000	17,504,708
New Hope Cultural Education Facilities Finance Corp., TX, Educational Facilities Revenue, Texas A&M University, Cain Hall Redevelopment Project	5.000%	4/1/46	5,500,000	6,265,545	(c)
New Hope Cultural Education Facilities Finance Corp., TX, Student Housing Revenue, NCCD-College Station Properties LLC	5.000%	7/1/47	19,000,000	20,374,270
North Texas Tollway Authority Revenue	5.750%	1/1/33	54,000,000	58,984,740	(a)
North Texas Tollway Authority Revenue	6.250%	1/1/39	8,000,000	9,105,360
North Texas Tollway Authority Revenue	5.000%	1/1/40	11,205,000	12,689,663
North Texas Tollway Authority Revenue	5.000%	1/1/45	11,000,000	12,376,650
SA Energy Acquisition, PFC, TX, Gas Supply Revenue	5.250%	8/1/18	10,000,000	10,939,500
Texas State Municipal Gas Acquisition & Supply Corp. I, Gas Supply Revenue	5.250%	12/15/18	3,650,000	4,027,994
Texas State Municipal Gas Acquisition & Supply Corp. I, Gas Supply Revenue	6.250%	12/15/26	57,980,000	71,314,820
Texas State Municipal Gas Acquisition & Supply Corp. III, Gas Supply Revenue	5.000%	12/15/29	10,000,000	11,370,000
Texas State Municipal Gas Acquisition & Supply Corp. III, Gas Supply Revenue	5.000%	12/15/30	15,000,000	16,995,600

See Notes to Financial Statements.

30	Western Asset Managed Municipals Fund 2016 Annual Report

Western Asset Managed Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Texas — continued
Texas State Municipal Gas Acquisition & Supply Corp. III, Gas Supply Revenue	5.000%	12/15/31	$10,000,000	$11,264,600
Texas State Private Activity Bond Surface Transportation Corp. Revenue:
LBJ Infrastructure Group LLC	7.000%	6/30/40	15,000,000	18,085,200
Senior Lien, NTE Mobility Partners LLC	6.875%	12/31/39	18,000,000	21,415,140
Texas State Transportation Commission Turnpike System Revenue	5.000%	8/15/42	15,000,000	16,737,900
Texas State Water Development Board Revenue	5.000%	10/15/45	28,730,000	33,602,895
Total Texas				524,828,906
U.S. Virgin Islands — 0.1%
Virgin Islands Public Finance Authority Revenue, Matching Fund Loan Note	5.000%	10/1/29	3,000,000	3,275,850
Vermont — 0.1%
Vermont State Student Assistance Corp., Education Loan Revenue	3.619%	12/3/35	6,100,000	6,188,999	(b)(g)
Virginia — 1.0%
Hampton Roads, VA, Sanitation District Wastewater Revenue	5.000%	8/1/34	15,000,000	18,117,600	(c)
Hampton Roads, VA, Sanitation District Wastewater Revenue	5.000%	8/1/43	5,000,000	5,861,200	(c)
Pittsylvania County, VA, GO	5.750%	2/1/30	5,000,000	5,724,750	(a)
Prince William County, VA, IDA, Student Housing Revenue, George Mason University Foundation, Prince William Housing LLC	5.125%	9/1/41	3,250,000	3,607,858
Virginia State College Building Authority, VA, Educational Facilities Revenue, Liberty University Inc. Project	5.000%	3/1/41	7,225,000	8,079,645
Virginia State Small Business Financing Authority Revenue:
Elizabeth River Crossings OpCo LLC Project	5.000%	7/1/27	3,000,000	3,263,940	(g)
Elizabeth River Crossings OpCo LLC Project	5.250%	1/1/32	5,000,000	5,519,400	(g)
Total Virginia				50,174,393
Washington — 0.9%
Washington State Health Care Facilities Authority Revenue:
Central Washington Health Services Association	7.000%	7/1/39	8,500,000	10,211,475	(a)
Swedish Health Services	6.250%	11/15/41	21,550,000	27,206,013	(a)
Washington State HFC Revenue:
Heron’s Key	7.000%	7/1/45	2,000,000	2,070,300	(e)
Heron’s Key	7.000%	7/1/50	2,150,000	2,195,429	(e)
Washington State Public Power Supply System, Nuclear Project No. 1 Revenue, FGIC, TCRS	7.125%	7/1/16	250,000	255,618
Total Washington				41,938,835

See Notes to Financial Statements.

Western Asset Managed Municipals Fund 2016 Annual Report	31

Schedule of investments (cont’d)

February 29, 2016

Western Asset Managed Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
West Virginia — 0.3%
West Virginia State Hospital Finance Authority Revenue:
United Health Systems	5.500%	6/1/34	$4,030,000	$4,493,692
United Health Systems	5.500%	6/1/39	4,000,000	4,429,560
United Hospital Center Inc., AGM	5.500%	6/1/33	5,000,000	5,520,000
Total West Virginia				14,443,252
Wisconsin — 0.8%
La Crosse, WI, Resource Recovery Revenue, Refunding Bonds, Northern States Power Co. Project	6.000%	11/1/21	3,275,000	3,947,456	(g)
Wisconsin State HEFA Revenue:
Aurora Health Care Inc.	5.500%	4/15/29	9,000,000	10,284,660
Aurora Health Care Inc.	5.625%	4/15/39	7,800,000	8,819,460
Children’s Hospital	5.375%	8/15/37	2,800,000	3,118,808
Essentia Health, AGC	5.125%	2/15/30	6,475,000	7,151,508
Prohealth Care Inc. Obligation Group	6.625%	2/15/39	3,500,000	4,086,495	(a)
Total Wisconsin				37,408,387
Wyoming — 0.3%
Campbell County, WY, Solid Waste Facilities Revenue, Basin Electric Power Cooperative	5.750%	7/15/39	11,000,000	12,587,520
Total Investments before Short-Term Investments (Cost — $4,121,390,961)				4,611,714,128
Short-Term Investments — 5.3%
Arizona — 0.0%
Arizona State Health Facilities Authority Revenue, Banner Health Obligated Group, LOC-Bank of America N.A.	0.010%	1/1/46	2,000,000	2,000,000	(l)(m)
California — 0.6%
California State Health Facilities Financing Authority Revenue, St. Joseph Health Systems, LOC-Wells Fargo Bank N.A.	0.010%	7/1/41	1,100,000	1,100,000	(l)(m)
California State Infrastructure & Economic Development Bank Revenue, Loyola High School District, LOC-First Republic Bank & FHLB	0.020%	12/1/35	1,000,000	1,000,000	(l)(m)
California State PCFA, Solid Waste Disposal Revenue:
Burrtec Waste Group Inc., LOC-U.S. Bank N.A.	0.050%	10/1/38	1,300,000	1,300,000	(g)(l)(m)
Metropolitan Recycling LLC Project, LOC-Comerica Bank	0.170%	6/1/42	1,200,000	1,200,000	(g)(l)(m)
California State, GO, Kindergarten, LOC-Citibank N.A.	0.010%	5/1/34	2,255,000	2,255,000	(l)(m)
California Statewide CDA Revenue:
Kaiser Permanente	0.010%	4/1/46	2,100,000	2,100,000	(l)(m)
Rady Children’s Hospital, LOC-Northern Trust Co.	0.010%	8/15/36	3,400,000	3,400,000	(l)(m)
Long Beach, CA, Health Facilities Revenue, Memorial Health Services	0.010%	10/1/16	2,900,000	2,900,000	(l)(m)

See Notes to Financial Statements.

32	Western Asset Managed Municipals Fund 2016 Annual Report

Western Asset Managed Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
California — continued
Sacramento, CA, MUD Revenue, LOC-State Street Bank & Trust Co.	0.010%	8/15/41	$2,155,000	$2,155,000	(l)(m)
San Diego County, CA, Regional Transportation Commission, Sales Tax Revenue, SPA-JPMorgan Chase	0.010%	4/1/38	3,100,000	3,100,000	(l)(m)
San Francisco, CA, City & County Finance Corp. Lease Revenue, Moscone Center, LOC-State Street Bank & Trust Co.	0.010%	4/1/30	1,000,000	1,000,000	(l)(m)
Santa Clara Valley, CA, Transportation Authority, Sales Tax Revenue, SPA-Sumitomo Mitsui Banking	0.010%	4/1/36	4,300,000	4,300,000	(l)(m)
University of California, CA, Revenue	0.010%	5/15/48	1,915,000	1,915,000	(l)(m)
Total California				27,725,000
Connecticut — 0.2%
Connecticut State HFA, Housing Mortgage Finance Program Revenue, SPA-Royal Bank of Canada	0.010%	11/15/45	7,500,000	7,500,000	(l)(m)
District of Columbia — 0.1%
Metropolitan Washington DC, Airports Authority System Revenue, LOC-Royal Bank of Canada	0.020%	10/1/39	3,800,000	3,800,000	(g)(l)(m)
Florida — 0.1%
Miami-Dade County, FL, IDA Revenue, Professional Modification, AAR Aircraft Services Inc., LOC-Wells Fargo Bank N.A.	0.050%	8/1/18	300,000	300,000	(g)(l)(m)
North Broward, FL, Hospital District Revenue, NATL, LOC-Wells Fargo Bank N.A.	0.020%	1/15/27	3,100,000	3,100,000	(l)(m)
Total Florida				3,400,000
Illinois — 0.4%
Illinois State Toll Highway Authority Revenue, AGM, SPA-Landesbank Hessen-Thuringen	0.230%	1/1/17	21,300,000	21,300,000	(l)(m)
Indiana — 0.1%
Indiana State Finance Authority Hospital Revenue, Parkview Health System, LOC-Wells Fargo Bank N.A.	0.020%	11/1/39	4,000,000	4,000,000	(l)(m)
Minnesota — 0.0%
Minnesota Housing Finance Agency Revenue, Residential Housing, GNMA, FNMA, FHLMC, SPA-Royal Bank of Canada	0.030%	1/1/46	1,600,000	1,600,000	(g)(l)(m)
New Hampshire — 0.1%
New Hampshire State Business Finance Authority Solid Waste Disposal Revenue, Lonza Biologies Inc. Project, LOC-Landesbank Hessen-Thuringen	0.060%	11/1/20	2,200,000	2,200,000	(g)(l)(m)
New Jersey — 0.3%
New Jersey State Housing & Mortgage Finance Agency Revenue, Single Family Mortgage, SPA-Barclays Bank PLC	0.040%	10/1/26	2,610,000	2,610,000	(g)(l)(m)
Salem County, NJ, PCFA Revenue, Public Service Electric & Gas	0.130%	11/1/33	9,800,000	9,800,000	(l)(m)
Total New Jersey				12,410,000

See Notes to Financial Statements.

Western Asset Managed Municipals Fund 2016 Annual Report	33

Schedule of investments (cont’d)

February 29, 2016

Western Asset Managed Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
New Mexico — 0.1%
University of New Mexico, NM, Revenue, Subordinated Lien System, SPA-U.S. Bank N.A.	0.010%	6/1/30	$6,000,000	$6,000,000	(l)(m)
New York — 2.1%
MTA, NY, Dedicated Tax Fund Revenue, LOC-State Street Bank & Trust Co.	0.010%	11/1/22	700,000	700,000	(l)(m)
MTA, NY, Revenue:
LOC-Bank of Montreal	0.010%	11/1/35	100,000	100,000	(l)(m)
Transportation, LOC-Bank of Tokyo-Mitsubishi UFJ	0.010%	11/15/50	3,200,000	3,200,000	(l)(m)
Nassau County, NY, Interim Finance Authority Revenue, SPA-Sumitomo Mitsui Banking, Sales Tax Secured	0.020%	11/15/21	6,800,000	6,800,000	(l)(m)
Nassau Health Care Corp., NY, Revenue, Nassau County GTD, LOC-TD Bank N.A.	0.010%	8/1/29	800,000	800,000	(l)(m)
New York City, NY, GO, AGM, SPA-Dexia Credit Local	0.210%	11/1/26	2,600,000	2,600,000	(l)(m)
New York City, NY, HDC, MFH Revenue, Royal Properties, FNMA, LIQ-FNMA	0.020%	4/15/35	1,000,000	1,000,000	(l)(m)
New York City, NY, Municipal Water Finance Authority, Water & Sewer System Revenue:
Second General Resolution, SPA-Dexia Credit Local	0.300%	6/15/32	39,550,000	39,550,000	(l)(m)
SPA-Dexia Credit Local	0.210%	6/15/32	36,135,000	36,135,000	(l)(m)
SPA-Mizuho Bank Ltd.	0.010%	6/15/33	2,300,000	2,300,000	(l)(m)
New York City, NY, TFA Revenue, New York City Recovery Project Revenue, Subordinated, LIQ-Dexia Credit Local	0.210%	11/1/22	1,345,000	1,345,000	(l)(m)
New York State Housing Finance Agency Revenue, Worth Street, FNMA, LIQ-FNMA	0.020%	5/15/33	8,000,000	8,000,000	(g)(l)(m)
Triborough Bridge & Tunnel Authority, NY, Revenue, LOC-TD Bank N.A.	0.010%	11/1/35	700,000	700,000	(l)(m)
Total New York				103,230,000
North Carolina — 0.6%
Charlotte, NC, COP, Refunding Convention Facility Project B, SPA-Wachovia Bank N.A.	0.020%	12/1/21	4,200,000	4,200,000	(l)(m)
North Carolina State Medical Care Commission, Health Care Facilities Revenue, Novant Health Group, SPA-JPMorgan Chase	0.060%	11/1/34	20,300,000	20,300,000	(l)(m)
Orange, NC, Water & Sewer Authority, System Revenue, SPA-Wells Fargo Bank N.A.	0.020%	7/1/29	4,100,000	4,100,000	(l)(m)
Total North Carolina				28,600,000
Ohio — 0.0%
Ohio State University Revenue	0.010%	12/1/34	1,200,000	1,200,000	(l)(m)
Oklahoma — 0.0%
Oklahoma State Turnpike Authority Revenue, SPA-JPMorgan Chase	0.010%	1/1/28	685,000	685,000	(l)(m)

See Notes to Financial Statements.

34	Western Asset Managed Municipals Fund 2016 Annual Report

Western Asset Managed Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Pennsylvania — 0.4%
Emmaus, PA, General Authority Revenue, Local Government Subordinated, LOC-U.S. Bank N.A.	0.020%	3/1/24	$200,000	$200,000	(l)(m)
Pittsburgh & Allegheny County, PA, Sports & Exhibition Authority Revenue, Taxable, AGM, SPA-PNC Bank N.A.	0.650%	11/1/39	20,270,000	20,270,000	(l)(m)
Total Pennsylvania				20,470,000
Texas — 0.1%
Rockwall, TX, ISD, GO, School Building, PSFG, SPA-Wells Fargo Bank N.A.	0.020%	8/1/37	6,800,000	6,800,000	(l)(m)
Utah — 0.1%
Utah State Housing Finance Agency Revenue, Single Family Mortgage, SPA-JPMorgan Chase	0.040%	1/1/33	4,020,000	4,020,000	(g)(l)(m)
Total Short-Term Investments (Cost — $256,940,000)				256,940,000
Total Investments — 99.8% (Cost — $4,378,330,961#)				4,868,654,128
Other Assets in Excess of Liabilities — 0.2%				10,521,466
Total Net Assets — 100.0%				$4,879,175,594

*	Non-income producing security.

(a)

Pre-Refunded bonds are escrowed with U.S. government obligations and/or U.S. government agency securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.

(b)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(c)	Security is purchased on a when-issued basis.

(d)	Bonds are escrowed to maturity by government securities and/or U.S. government agency securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.

(e)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(f)	Maturity date shown represents the mandatory tender date.

(g)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (“AMT”).

(h)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional debt securities.

(i)	The coupon payment on these securities is currently in default as of February 29, 2016.

(j)	Illiquid security (unaudited).

(k)	All or a portion of this security is held at the broker as collateral for open futures contracts.

(l)	Variable rate demand obligations have a demand feature under which the Fund can tender them back to the issuer or liquidity provider on no more than 7 days notice.

(m)	Maturity date shown is the final maturity date. The security may be sold back to the issuer before final maturity.

#	Aggregate cost for federal income tax purposes is $4,376,116,386.

See Notes to Financial Statements.

Western Asset Managed Municipals Fund 2016 Annual Report	35

Schedule of investments (cont’d)

February 29, 2016

Western Asset Managed Municipals Fund

Abbreviations used in this schedule:
ABAG	— Association of Bay Area Governments
AGC	— Assured Guaranty Corporation — Insured Bonds
AGM	— Assured Guaranty Municipal Corporation — Insured Bonds
AMBAC	— American Municipal Bond Assurance Corporation — Insured Bonds
BHAC	— Berkshire Hathaway Assurance Corporation — Insured Bonds
CAB	— Capital Appreciation Bonds
CDA	— Communities Development Authority
CMI	— California Mortgage Insurance Program — Insured Bonds
COP	— Certificates of Participation
CTFS	— Certificates
DFA	— Development Finance Agency
EDA	— Economic Development Authority
EDC	— Economic Development Corporation
EDR	— Economic Development Revenue
EFA	— Educational Facilities Authority
FGIC	— Financial Guaranty Insurance Company — Insured Bonds
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FNMA	— Federal National Mortgage Association
GNMA	— Government National Mortgage Association
GO	— General Obligation
GTD	— Guaranteed
HDC	— Housing Development Corporation
HEFA	— Health & Educational Facilities Authority
HFA	— Housing Finance Authority
HFC	— Housing Finance Commission
IDA	— Industrial Development Authority
ISD	— Independent School District
LIQ	— Liquidity Facility
LOC	— Letter of Credit
MFH	— Multi-Family Housing
MTA	— Metropolitan Transportation Authority
MUD	— Municipal Utility District
NATL	— National Public Finance Guarantee Corporation — Insured Bonds
PCFA	— Pollution Control Financing Authority
PCR	— Pollution Control Revenue
PFA	— Public Facilities Authority
PFC	— Public Facilities Corporation
PSFG	— Permanent School Fund Guaranty
SIFMA	— Securities Industry and Financial Markets Association
SPA	— Standby Bond Purchase Agreement — Insured Bonds
TCRS	— Transferable Custodial Receipts
TFA	— Transitional Finance Authority
USD	— Unified School District
VHA	— Veterans Health Administration

See Notes to Financial Statements.

36	Western Asset Managed Municipals Fund 2016 Annual Report

Western Asset Managed Municipals Fund

Ratings table* (unaudited)
Standard & Poor’s/Moody’s/Fitch**
AAA/Aaa	4.1%
AA/Aa	31.2
A	41.4
BBB/Baa	12.3
BB/Ba	2.3
B/B	0.4
A-1/VMIG 1	5.3
NR***	3.0
100.0%

*	As a percentage of total investments.

**	The ratings shown are based on each portfolio security’s rating as determined by Standard & Poor’s, Moody’s or Fitch, each a Nationally Recognized Statistical Rating Organization (“NRSRO”). These ratings are the opinions of the NRSRO and are not measures of quality or guarantees of performance. Securities may be rated by other NRSROs, and these ratings may be higher or lower. In the event that a security is rated by multiple NRSROs and receives different ratings, the Fund will treat the security as being rated in the highest rating category received from a NRSRO.

***	The credit quality of unrated investments is evaluated based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments.

See Notes to Financial Statements.

Western Asset Managed Municipals Fund 2016 Annual Report	37

Statement of assets and liabilities

February 29, 2016

Assets:
Investments, at value (Cost — $4,378,330,961)	$4,868,654,128
Interest receivable	55,705,237
Receivable for securities sold	8,395,124
Receivable for Fund shares sold	7,765,415
Prepaid expenses	155,576
Total Assets	4,940,675,480

Liabilities:
Payable for securities purchased	46,660,441
Payable for Fund shares repurchased	8,406,983
Distributions payable	2,624,601
Investment management fee payable	1,720,725
Service and/or distribution fees payable	780,750
Payable to broker — variation margin on open futures contracts	82,000
Due to custodian	20,450
Trustees’ fees payable	11,810
Accrued expenses	1,192,126
Total Liabilities	61,499,886
Total Net Assets	$4,879,175,594

Net Assets:
Par value (Note 7)	$2,909
Paid-in capital in excess of par value	4,554,599,244
Undistributed net investment income	2,421,298
Accumulated net realized loss on investments and futures contracts	(168,272,458)
Net unrealized appreciation on investments and futures contracts	490,424,601
Total Net Assets	$4,879,175,594

See Notes to Financial Statements.

38	Western Asset Managed Municipals Fund 2016 Annual Report

Net Assets:
Class 1	$22,992,891
Class A	$3,026,767,565
Class B	$25,586,848
Class C	$736,530,276
Class I	$1,067,298,014

Shares Outstanding:
Class 1	1,376,049
Class A	180,560,625
Class B	1,526,360
Class C	43,909,027
Class I	63,568,450

Net Asset Value:
Class 1 (and redemption price)	$16.71
Class A (and redemption price)	$16.76
Class B*	$16.76
Class C*	$16.77
Class I (and redemption price)	$16.79
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 4.25%)	$17.50

*	Redemption price per share is NAV of Class B and C shares reduced by a 4.50% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

Western Asset Managed Municipals Fund 2016 Annual Report	39

Statement of operations

For the Year Ended February 29, 2016

Investment Income:
Interest	$205,427,243

Expenses:
Investment management fee (Note 2)	20,798,526
Service and/or distribution fees (Notes 2 and 5)	9,638,755
Transfer agent fees (Note 5)	2,745,114
Fund accounting fees	319,913
Legal fees	205,916
Registration fees	158,268
Audit and tax fees	80,760
Trustees’ fees	78,090
Shareholder reports	63,391
Insurance	63,205
Custody fees	20,674
Commitment fees (Note 8)	14,985
Miscellaneous expenses	36,105
Total Expenses	34,223,702
Net Investment Income	171,203,541

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	(28,990,937)
Futures contracts	1,637,271
Net Realized Loss	(27,353,666)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	(20,303,847)
Futures contracts	279,934
Change in Net Unrealized Appreciation (Depreciation)	(20,023,913)
Net Loss on Investments and Futures Contracts	(47,377,579)
Increase in Net Assets From Operations	$123,825,962

See Notes to Financial Statements.

40	Western Asset Managed Municipals Fund 2016 Annual Report

Statements of changes in net assets

For the Year Ended February 29, 2016 and the Year Ended February 28, 2015	2016	2015

Operations:
Net investment income	$171,203,541	$170,049,637
Net realized loss	(27,353,666)	(91,742,780)
Change in net unrealized appreciation (depreciation)	(20,023,913)	265,114,905
Increase in Net Assets From Operations	123,825,962	343,421,762

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(170,804,392)	(168,418,869)
Decrease in Net Assets From Distributions to Shareholders	(170,804,392)	(168,418,869)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	1,088,526,855	689,788,313
Reinvestment of distributions	143,119,412	146,583,122
Cost of shares repurchased	(832,680,452)	(774,514,653)
Increase in Net Assets From Fund Share Transactions	398,965,815	61,856,782
Increase in Net Assets	351,987,385	236,859,675

Net Assets:
Beginning of year	4,527,188,209	4,290,328,534
End of year*	$4,879,175,594	$4,527,188,209
*Includesundistributed net investment income of:	$2,421,298	$3,003,327

See Notes to Financial Statements.

Western Asset Managed Municipals Fund 2016 Annual Report	41

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended February 28, unless otherwise noted:
Class 1 Shares[1]	2016[2]	2015	2014	2013	2012[2]

Net asset value, beginning of year	$16.89	$16.22	$17.26	$16.74	$14.94

Income (loss) from operations:
Net investment income	0.64	0.68	0.67	0.68	0.74
Net realized and unrealized gain (loss)	(0.18)	0.66	(1.04)	0.52	1.80
Total income (loss) from operations	0.46	1.34	(0.37)	1.20	2.54

Less distributions from:
Net investment income	(0.64)	(0.67)	(0.67)	(0.68)	(0.74)
Total distributions	(0.64)	(0.67)	(0.67)	(0.68)	(0.74)

Net asset value, end of year	$16.71	$16.89	$16.22	$17.26	$16.74
Total return[3]	2.81%	8.38%	(2.07)%	7.28%	17.42%

Net assets, end of year (millions)	$23	$25	$25	$30	$30

Ratios to average net assets:
Gross expenses	0.57%	0.58%	0.63%	0.60%	0.62%
Net expenses[4]	0.57	0.58	0.63	0.52 [5]	0.50 [5]
Net investment income	3.86	4.05	4.14	4.00	4.73

Portfolio turnover rate	5%	7%	22%	10%	14%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the year ended February 29.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

As a result of an expense limitation arrangement, effective January 1, 2013, the ratio of total annual fund operating expenses for Class 1 shares did not exceed the ratio of total annual fund operating expenses for Class A shares. This expense limitation arrangement cannot be terminated prior to December 31, 2017 without the Board of Trustees’ consent. Prior to January 1, 2013, the ratio of total annual fund operating expenses for Class 1 shares did not exceed the ratio of total annual fund operating expenses for Class A shares less the 12b-1 differential of 0.15%.

[5]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

42	Western Asset Managed Municipals Fund 2016 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended February 28, unless otherwise noted:
Class A Shares[1]	2016[2]	2015	2014	2013	2012[2]

Net asset value, beginning of year	$16.95	$16.27	$17.31	$16.79	$14.99

Income (loss) from operations:
Net investment income	0.63	0.66	0.67	0.66	0.72
Net realized and unrealized gain (loss)	(0.19)	0.68	(1.04)	0.52	1.80
Total income (loss) from operations	0.44	1.34	(0.37)	1.18	2.52

Less distributions from:
Net investment income	(0.63)	(0.66)	(0.67)	(0.66)	(0.72)
Total distributions	(0.63)	(0.66)	(0.67)	(0.66)	(0.72)

Net asset value, end of year	$16.76	$16.95	$16.27	$17.31	$16.79
Total return[3]	2.66%	8.33%	(2.08)%	7.14%	17.21%

Net assets, end of year (millions)	$3,027	$2,780	$2,787	$3,687	$3,527

Ratios to average net assets:
Gross expenses	0.66%	0.66%	0.66%	0.65%	0.65%
Net expenses	0.66	0.66	0.66	0.65	0.65
Net investment income	3.77	3.96	4.10	3.87	4.59

Portfolio turnover rate	5%	7%	22%	10%	14%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the year ended February 29.

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

See Notes to Financial Statements.

Western Asset Managed Municipals Fund 2016 Annual Report	43

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended February 28, unless otherwise noted:
Class B Shares[1]	2016[2]	2015	2014	2013	2012[2]

Net asset value, beginning of year	$16.95	$16.28	$17.31	$16.79	$15.02

Income (loss) from operations:
Net investment income	0.54	0.57	0.57	0.56	0.63
Net realized and unrealized gain (loss)	(0.20)	0.66	(1.03)	0.52	1.79
Total income (loss) from operations	0.34	1.23	(0.46)	1.08	2.42

Less distributions from:
Net investment income	(0.53)	(0.56)	(0.57)	(0.56)	(0.65)
Total distributions	(0.53)	(0.56)	(0.57)	(0.56)	(0.65)

Net asset value, end of year	$16.76	$16.95	$16.28	$17.31	$16.79
Total return[3]	2.08%	7.65%	(2.60)%	6.52%	16.50%

Net assets, end of year (millions)	$26	$33	$40	$54	$64

Ratios to average net assets:
Gross expenses	1.23%	1.24%	1.26%	1.23%	1.26%
Net expenses	1.23	1.24	1.26	1.23	1.26
Net investment income	3.20	3.39	3.51	3.30	3.98

Portfolio turnover rate	5%	7%	22%	10%	14%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the year ended February 29.

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

See Notes to Financial Statements.

44	Western Asset Managed Municipals Fund 2016 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended February 28, unless otherwise noted:
Class C Shares[1]	2016[2]	2015	2014	2013	2012[2]

Net asset value, beginning of year	$16.96	$16.29	$17.32	$16.80	$15.00

Income (loss) from operations:
Net investment income	0.54	0.57	0.58	0.57	0.63
Net realized and unrealized gain (loss)	(0.20)	0.66	(1.03)	0.51	1.80
Total income (loss) from operations	0.34	1.23	(0.45)	1.08	2.43

Less distributions from:
Net investment income	(0.53)	(0.56)	(0.58)	(0.56)	(0.63)
Total distributions	(0.53)	(0.56)	(0.58)	(0.56)	(0.63)

Net asset value, end of year	$16.77	$16.96	$16.29	$17.32	$16.80
Total return[3]	2.08%	7.65%	(2.56)%	6.54%	16.55%

Net assets, end of year (millions)	$737	$749	$748	$1,050	$966

Ratios to average net assets:
Gross expenses	1.23%	1.24%	1.23%	1.21%	1.21%
Net expenses	1.23	1.24	1.23	1.21	1.21
Net investment income	3.20	3.39	3.54	3.31	4.02

Portfolio turnover rate	5%	7%	22%	10%	14%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the year ended February 29.

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

See Notes to Financial Statements.

Western Asset Managed Municipals Fund 2016 Annual Report	45

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended February 28, unless otherwise noted:
Class I Shares[1]	2016[2]	2015	2014	2013	2012[2]

Net asset value, beginning of year	$16.97	$16.30	$17.34	$16.82	$15.01

Income (loss) from operations:
Net investment income	0.64	0.68	0.69	0.68	0.74
Net realized and unrealized gain (loss)	(0.18)	0.66	(1.05)	0.52	1.81
Total income (loss) from operations	0.46	1.34	(0.36)	1.20	2.55

Less distributions from:
Net investment income	(0.64)	(0.67)	(0.68)	(0.68)	(0.74)
Total distributions	(0.64)	(0.67)	(0.68)	(0.68)	(0.74)

Net asset value, end of year	$16.79	$16.97	$16.30	$17.34	$16.82
Total return[3]	2.81%	8.36%	(1.98)%	7.28%	17.42%

Net assets, end of year (millions)	$1,067	$940	$690	$992	$767

Ratios to average net assets:
Gross expenses	0.58%	0.57%	0.61%	0.51%	0.51%
Net expenses[4]	0.58	0.57	0.57 [5]	0.51 [5]	0.51
Net investment income	3.85	4.05	4.19	4.00	4.70

Portfolio turnover rate	5%	7%	22%	10%	14%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the year ended February 29.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.60%. This expense limitation arrangement cannot be terminated prior to December 31, 2017 without the Board of Trustees’ consent.

[5]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

46	Western Asset Managed Municipals Fund 2016 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Managed Municipals Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

Western Asset Managed Municipals Fund 2016 Annual Report	47

Notes to financial statements (cont’d)

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

48	Western Asset Managed Municipals Fund 2016 Annual Report

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Municipal bonds†	—	$4,611,714,128	—	$4,611,714,128
Short-term investments†	—	256,940,000	—	256,940,000
Total investments	—	$4,868,654,128	—	$4,868,654,128
Other financial instruments:
Futures contracts	$101,434	—	—	$101,434
Total	$101,434	$4,868,654,128	—	$4,868,755,562

†	See Schedule of Investments for additional detailed categorizations.

(b) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(c) Securities traded on a when-issued basis. The Fund may trade securities on a when-issued basis. In a when-issued transaction, the securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction.

Purchasing such securities involves risk of loss if the value of the securities declines prior to settlement. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(d) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or

Western Asset Managed Municipals Fund 2016 Annual Report	49

Notes to financial statements (cont’d)

a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(e) Distributions to shareholders. Distributions from net investment income of the Fund are declared each business day to shareholders of record and are paid monthly. The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from federal and certain state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund. Distributions of net realized gains, if any, are taxable and are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(g) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(h) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of February 29, 2016, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(i) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Loss
(a)	$(981,178)	$981,178

(a)	Reclassifications are due to differences between book and tax accretion of market discount on fixed income securities.

50	Western Asset Managed Municipals Fund 2016 Annual Report

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Western Asset Management Company (“Western Asset”) is the Fund’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $500 million	0.550%
Next $1 billion	0.500
Next $1 billion	0.450
Over $2.5 billion	0.400

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I did not exceed 0.60%. The ratio of total annual fund operating expenses for Class 1 shares did not exceed the ratio of total annual fund operating expenses for Class A shares. These expense limitation arrangements cannot be terminated prior to December 31, 2017 without the Board of Trustees’ consent.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 4.25% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 4.50% on Class B shares, which applies if redemption occurs within 12 months from purchase payment. This CDSC declines by 0.50% the first year after purchase payment and thereafter by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

Western Asset Managed Municipals Fund 2016 Annual Report	51

Notes to financial statements (cont’d)

For the year ended February 29, 2016, LMIS and its affiliates retained sales charges of $440,076 on sales of the Fund’s Class A shares. In addition, for the year ended February 29, 2016, CDSCs paid to LMIS and its affiliates were:

	Class A	Class B	Class C
CDSCs	$55,771	$4,465	$22,196

The Fund had adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allowed non-interested trustees (“Independent Trustees”) to defer the receipt of all or a portion of their fees earned until a later date specified by the Independent Trustees. The deferred balances are reported in the Statement of Assets and Liabilities under Trustees’ fees payable and are considered a general obligation of the Fund and any payments made pursuant to the Plan will be made from the Fund’s general assets. The Plan was terminated effective January 1, 2007. This change had no effect on fees previously deferred. As of February 29, 2016, the Fund had accrued $995 as deferred compensation payable.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

The Fund is permitted to purchase or sell securities from or to certain other affiliated funds or portfolios under specified conditions outlined in procedures adopted by the Board of Trustees. The procedures have been designed to provide assurance that any purchase or sale of securities by the Fund from or to another fund or portfolio that is, or could be considered, an affiliate by virtue of having a common investment manager or subadviser (or affiliated investment manager or subadviser), common Trustees and/or common officers complies with Rule 17a-7 under the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. For the year ended February 29, 2016, such purchase and sale transactions were $1,011,242,659 and $831,859,334, respectively.

3. Investments

During the year ended February 29, 2016, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$574,171,006
Sales	210,755,902

At February 29, 2016, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$518,825,203
Gross unrealized depreciation	(26,287,461)
Net unrealized appreciation	$492,537,742

52	Western Asset Managed Municipals Fund 2016 Annual Report

At February 29, 2016, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Appreciation
Contracts to Sell:
U.S. Treasury Long-Term Bonds	328	6/16	$54,067,684	$53,966,250	$101,434

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at February 29, 2016.

ASSET DERIVATIVES[1]
Interest Rate Risk
Futures contracts[2]	$101,434

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended February 29, 2016. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
Interest Rate Risk
Futures contracts	$1,637,271

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
Interest Rate Risk
Futures contracts	$279,934

During the year ended February 29, 2016, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to sell)	$57,489,252

Western Asset Managed Municipals Fund 2016 Annual Report	53

Notes to financial statements (cont’d)

The following table presents by financial instrument, the Fund’s derivative liabilities net of the related collateral pledged by the Fund at February 29, 2016:

	Gross Amount of Derivative Liabilities in the Statement of Assets and Liabilities[1]	Collateral Pledged[2,3,4]	Net Amount
Futures contracts[5]	$82,000	$(82,000)	—

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Gross amounts are not offset in the Statement of Assets and Liabilities.

[3]	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

[4]	See the Schedule of Investments for securities pledged as collateral.

[5]	Amount represents the current day’s variation margin as reported in the Statement of Assets and Liabilities. It differs from the cumulative appreciation (depreciation) presented in the previous table.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A, Class B and Class C shares calculated at the annual rate of 0.15%, 0.65% and 0.70% of the average daily net assets of each class, respectively. Service and/or distribution fees are accrued daily and paid monthly.

For the year ended February 29, 2016, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class 1	—	$24,254
Class A	$4,313,219	1,239,077
Class B	187,667	32,704
Class C	5,137,869	427,051
Class I	—	1,022,028
Total	$9,638,755	$2,745,114

6. Distributions to shareholders by class

	Year Ended February 29, 2016	Year Ended February 28, 2015
Net Investment Income:
Class 1	$905,924	$1,013,033
Class A	108,041,208	108,977,463
Class B	922,251	1,222,089
Class C	23,437,443	24,962,254
Class I	37,497,566	32,244,030
Total	$170,804,392	$168,418,869

54	Western Asset Managed Municipals Fund 2016 Annual Report

7. Shares of beneficial interest

At February 29, 2016, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended February 29, 2016		Year Ended February 28, 2015
	Shares	Amount	Shares	Amount
Class 1
Shares sold	—	—	—	—
Shares issued on reinvestment	54,408	$905,924	60,661	$1,013,165
Shares repurchased	(169,345)	(2,825,728)	(125,182)	(2,082,460)
Net decrease	(114,937)	$(1,919,804)	(64,521)	$(1,069,295)

Class A
Shares sold	39,765,797	$663,767,927	17,117,225	$286,845,765
Shares issued on reinvestment	5,670,148	94,717,615	6,017,045	100,809,275
Shares repurchased	(28,913,845)	(483,111,499)	(30,387,877)	(507,490,774)
Net increase (decrease)	16,522,100	$275,374,043	(7,253,607)	$(119,835,734)

Class B
Shares sold	13,545	$225,591	17,249	$289,771
Shares issued on reinvestment	50,605	845,447	66,994	1,121,882
Shares repurchased	(491,589)	(8,216,027)	(567,487)	(9,483,591)
Net decrease	(427,439)	$(7,144,989)	(483,244)	$(8,071,938)

Class C
Shares sold	4,462,704	$74,700,746	3,924,676	$65,834,795
Shares issued on reinvestment	1,116,190	18,657,925	1,174,638	19,692,831
Shares repurchased	(5,820,140)	(97,278,155)	(6,865,142)	(114,664,070)
Net decrease	(241,246)	$(3,919,484)	(1,765,828)	$(29,136,444)

Class I
Shares sold	20,887,853	$349,832,591	20,074,895	$336,817,982
Shares issued on reinvestment	1,673,357	27,992,501	1,425,447	23,945,969
Shares repurchased	(14,407,799)	(241,249,043)	(8,409,757)	(140,793,758)
Net increase	8,153,411	$136,576,049	13,090,585	$219,970,193

8. Redemption facility

Effective November 24, 2015, the Fund and certain other participating funds within Legg Mason Partners Income Trust, Legg Mason Partners Institutional Trust, Legg Mason Partners Variable Income Trust, and Master Portfolio Trust (the “Participating Funds”), have available an unsecured revolving credit facility (the “Redemption Facility”) from the lenders and The Bank of New York Mellon (“BNY Mellon”), as administrative agent for the lenders. The Redemption Facility is to be used for temporary or emergency purposes as an additional

Western Asset Managed Municipals Fund 2016 Annual Report	55

Notes to financial statements (cont’d)

source of liquidity to fund redemptions of shares. Under the agreement, BNY Mellon provides a 364-day revolving credit facility, in the aggregate amount of $220 million. Unless renewed, the agreement will terminate on November 22, 2016. Any borrowings under the Redemption Facility will bear interest at current market rates as set forth in the credit agreement. The annual commitment fee to maintain the Redemption Facility is 0.10% and is incurred on the unused portion of the facility and is allocated to all Participating Funds pro rata based on net assets. For the period ended February 29, 2016, the Fund incurred a commitment fee in the amount of $14,985. The Fund did not utilize the Redemption Facility during the period ended February 29, 2016.

9. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended February 29, 2016, and February 28, 2015, respectively, was as follows:

	2016	2015
Distributions paid from:
Tax-exempt income	$170,785,319	$168,349,243
Ordinary income	19,073	69,626
Total distributions paid	$170,804,392	$168,418,869

As of February 29, 2016, the components of accumulated earnings on a tax basis were as follows:

Undistributed tax-exempt income — net	$2,546,297
Undistributed ordinary income — net	6,684
Total undistributed earnings	$2,552,981
Deferred capital losses*	(86,367,185)
Capital loss carryforward**	(84,018,414)
Other book/tax temporary differences(a)	(233,117)
Unrealized appreciation (depreciation)(b)	492,639,176
Total accumulated earnings (losses) — net	$324,573,441

*	These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future capital gains. These losses must be utilized before any of the Fund’s capital loss carryforward may be utilized.

**	As of February 29, 2016, the Fund had the following net capital loss carryforward remaining:

Year of Expiration	Amount
2/28/2018	$(26,456,127)
2/28/2019	(57,562,287)
$(84,018,414)

These amounts will be available to offset any future taxable capital gains.

(a)

Other book/tax temporary differences are attributable to the realization for tax purposes of unrealized gains (losses) on certain futures contracts, differences between book/tax accrual of interest income on securities in default and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales and the difference between book & tax accretion methods for market discount on fixed income securities.

56	Western Asset Managed Municipals Fund 2016 Annual Report

10. Subsequent event

On April 6, 2016, the Fund announced that all outstanding Class B shares of the Fund will be converted into Class A shares of the Fund, as soon as practicable on or about June 30, 2016 (the “Conversion Date”). The conversion of Class B shares into Class A shares will occur at the close of business on the Conversion Date. The conversion is not expected to be a taxable event for federal income tax purposes and should not result in recognition of gain or loss by converting shareholders. Effective as of the close of business two business days prior to the Conversion Date (approximately June 28, 2016), the Fund will no longer offer Class B shares for incoming exchanges.

Western Asset Managed Municipals Fund 2016 Annual Report	57

Report of independent registered public accounting firm

The Board of Trustees and Shareholders

Legg Mason Partners Income Trust:

We have audited the accompanying statement of assets and liabilities of Western Asset Managed Municipals Fund (the “Fund”), a series of Legg Mason Partners Income Trust, including the schedule of investments, as of February 29, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 29, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Western Asset Managed Municipals Fund as of February 29, 2016, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

April 15, 2016

58	Western Asset Managed Municipals Fund 2016 Annual Report

Board approval of management and subadvisory agreements (unaudited)

At an in-person meeting of the Board of Trustees of Legg Mason Partners Income Trust (the “Trust”) held on November 9-10, 2015, the Board, including the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the management agreement (the “Management Agreement”) between the Trust and Legg Mason Partners Fund Advisor, LLC (the “Manager”) with respect to the Western Asset Managed Municipals Fund, a series of the Trust (the “Fund”), and the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and Western Asset Management Company (the “Subadviser”), an affiliate of the Manager, with respect to the Fund.

Background

The Board received extensive information in advance of the meeting from the Manager to assist it in its consideration of the Management Agreement and the Sub-Advisory Agreement and was given the opportunity to ask questions and request additional information from management. In addition, prior to the meeting the Independent Trustees met with their independent legal counsel to discuss and consider the information provided by management and submitted questions to management, and they considered the responses provided. The Board received and considered a variety of information about the Manager and the Subadviser, as well as the management and sub-advisory arrangements for the Fund and other funds overseen by the Board, certain portions of which are discussed below.

The information provided and presentations made to the Board encompassed the Fund and all funds for which the Board has responsibility. The discussion below covers both the advisory and the administrative functions being rendered by the Manager, both of which functions are encompassed by the Management Agreement, as well as the advisory functions rendered by the Subadviser pursuant to the Sub-Advisory Agreement.

Board approval of management agreement and sub-advisory agreement

The Independent Trustees were advised by separate independent legal counsel throughout the process. Prior to voting, the Independent Trustees received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Management Agreement and the Sub-Advisory Agreement. The Independent Trustees also reviewed the proposed continuation of the Management Agreement and the Sub-Advisory Agreement in private sessions with their independent legal counsel at which no representatives of the Manager and Subadviser were present. The Independent Trustees considered the Management Agreement and the Sub-Advisory Agreement separately in the course of their review. In doing so, they noted the respective roles of the Manager and the Subadviser in providing services to the Fund.

In approving the Management Agreement and Sub-Advisory Agreement, the Board, including the Independent Trustees, considered a variety of factors, including those factors discussed below. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the

Western Asset Managed Municipals Fund	59

Board approval of management and subadvisory agreements (unaudited) (cont’d)

Sub-Advisory Agreement. Each Trustee may have attributed different weight to the various factors in evaluating the Management Agreement and the Sub-Advisory Agreement.

Nature, extent and quality of the services under the management agreement and sub-advisory agreement

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Subadviser under the Management Agreement and the Sub-Advisory Agreement, respectively, during the past year. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Subadviser took into account the Board’s knowledge gained as Trustees of funds in the Legg Mason fund complex, including knowledge gained regarding the scope and quality of the investment management and other capabilities of the Manager and the Subadviser, and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager and the Subadviser, and of the undertakings required of the Manager and Subadviser in connection with those services, including maintaining and monitoring their own and the Fund’s compliance programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board also noted that on a regular basis it received and reviewed information from the Manager and the Subadviser regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered the Manager’s and the Subadviser’s risk management processes.

The Board reviewed the qualifications, backgrounds and responsibilities of the Manager’s and the Subadviser’s senior personnel and the team of investment professionals primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the financial resources of Legg Mason, Inc., the parent organization of the Manager and the Subadviser. The Board recognized the importance of having a fund manager with significant resources.

The Board considered the division of responsibilities between the Manager and the Subadviser and the oversight provided by the Manager. The Board also considered the policies and practices of the Manager and the Subadviser regarding the selection of brokers and dealers and the execution of portfolio transactions. In addition, management also reported to the Board on, among other things, its business plans and any organizational changes.

The Board received and considered performance information for the Fund as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (currently, Broadridge Financial Solutions, Inc.) (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. It was noted

60	Western Asset Managed Municipals Fund

that while the Board found the Lipper data generally useful they recognized its limitations, including in particular that the data may vary depending on the end date selected. The Board also noted that it had received and discussed with management information throughout the year at periodic intervals and for rolling periods comparing the Fund’s performance against its benchmark and against the Fund’s peers. In addition, the Board considered the Fund’s performance in light of overall financial market conditions.

The information comparing the Fund’s performance to that of its Performance Universe, consisting of all retail and institutional funds classified as general and insured municipal debt funds by Lipper, showed, among other data, that the Fund’s performance for the 1-, 3-, 5- and 10-year periods ended June 30, 2015 was above the median.

The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided), including performance, under the Management Agreement and the Sub-Advisory Agreement were sufficient for renewal.

Management fees and expense ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) and the actual management fees paid by the Fund to the Manager (the “Actual Management Fee”) in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Subadviser. The Board also considered that fee waiver and/or expense reimbursement arrangements are currently in place for the Fund. The Board also noted that the compensation paid to the Subadviser is the responsibility and expense of the Manager, not the Fund.

In addition, the Board received and considered information provided by Lipper comparing the Contractual Management Fee and the Actual Management Fee and the Fund’s total actual expenses with those of funds in both the relevant expense group and a broader group of funds, each selected by Lipper. The Board also reviewed information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, separate accounts.

The Manager reviewed with the Board the differences in services provided to these different types of accounts, noting that the Fund is provided with certain administrative services, office facilities, and Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other Fund service providers. The Board considered the fee comparisons in light of the differences in management of these different types of accounts.

The Board considered the overall management fee, the fees of the Subadviser and the amount of the management fee retained by the Manager after payment of the subadvisory fee in each case in light of the services rendered for those amounts. The Board also received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes.

Western Asset Managed Municipals Fund	61

Board approval of management and subadvisory agreements (unaudited) (cont’d)

The information comparing the Fund’s Contractual and Actual Management Fees as well as its actual total expense ratio to its expense group, consisting of a group of retail front-end load funds (including the Fund) classified as general and insured municipal debt funds and chosen by Lipper to be comparable to the Fund, showed that the Fund’s Contractual Management Fee and Actual Management Fee were above the median. The Board noted that the Fund’s actual total expense ratio was below the median. The Board also considered that the current limitation on the Fund’s expenses is expected to continue through December 2017.

Taking all of the above into consideration, as well as the factors identified below, the Board determined that the management fee and the subadvisory fee for the Fund were reasonable in light of the nature, extent and quality of the services provided to the Fund under the Management Agreement and the Sub-Advisory Agreement.

Manager profitability

The Board received and considered an analysis of the profitability of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data. It was noted that the allocation methodologies had been reviewed previously by an outside consultant. The profitability of the Manager and its affiliates was considered by the Board not excessive in light of the nature, extent and quality of the services provided to the Fund and the type of fund it represented.

Economies of scale

The Board received and discussed information concerning whether the Manager realizes economies of scale as the Fund’s assets grow. The Board noted that the Manager had previously agreed to institute breakpoints in the Fund’s Contractual Management Fee, reflecting the potential for reducing the Contractual Management Fee as the Fund grows. The Board considered whether the breakpoint fee structure was a reasonable means of sharing any economies of scale or other efficiencies that might accrue from increases in the Fund’s asset levels. The Board noted that the Fund had reached the specified asset levels at which one or more breakpoints to its Contractual Management Fee are triggered.

The Board determined that the management fee structure for the Fund, including breakpoints, was reasonable.

Other benefits to the manager and the subadviser

The Board considered other benefits received by the Manager, the Subadviser and their affiliates as a result of their relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

62	Western Asset Managed Municipals Fund

In light of the costs of providing investment management and other services to the Fund and the ongoing commitment of the Manager and the Subadviser to the Fund, the Board considered that the ancillary benefits that the Manager and its affiliates received were reasonable.

*  *  *

In light of all of the foregoing, the Board determined that the continuation of each of the Management Agreement and Sub-Advisory Agreement would be in the best interests of the Fund’s shareholders and approved the continuation of such agreements for another year.

Western Asset Managed Municipals Fund	63

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Western Asset Managed Municipals Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†:
Elliott J. Berv
Year of birth	1943
Position(s) with Trust	Trustee and Chair
Term of office[1] and length of time served[2]	Since 1989 (Chair of the Board since 2016)
Principal occupation(s) during past five years	President and Chief Executive Officer, Catalyst (consulting) (since 1984); formerly, Chief Executive Officer, Rocket City Enterprises (media) (2000 to 2005)
Number of funds in fund complex overseen by Trustee	54
Other board memberships held by Trustee during past five years	None

Jane F. Dasher
Year of birth	1949
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during past five years	Chief Financial Officer, Long Light Capital, LLC, formerly known as Korsant Partners, LLC (a family investment company) (since 1997)
Number of funds in fund complex overseen by Trustee	54
Other board memberships held by Trustee during past five years	None

Mark T. Finn
Year of birth	1943
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	Adjunct Professor, College of William & Mary (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1988); Principal/Member, Balvan Partners (investment management) (2002 to 2009)
Number of funds in fund complex overseen by Trustee	54
Other board memberships held by Trustee during past five years	None

64	Western Asset Managed Municipals Fund

Independent Trustees cont’d
Stephen R. Gross
Year of birth	1947
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1986
Principal occupation(s) during past five years	Chairman Emeritus (since 2011) and formerly, Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (1974 to 2011); Executive Director of Business Builders Team, LLC (since 2005); Principal, Gross Consulting Group, LLC (since 2011); CEO, Gross Capital Partners, LLC (since 2011); CEO, Trusted CFO Solutions, LLC (since 2011)
Number of funds in fund complex overseen by Trustee	54
Other board memberships held by Trustee during past five years	None

Richard E. Hanson, Jr.
Year of birth	1941
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1985
Principal occupation(s) during past five years	Retired; formerly, Headmaster, The New Atlanta Jewish Community High School, Atlanta, Georgia (1996 to 2000)
Number of funds in fund complex overseen by Trustee	54
Other board memberships held by Trustee during past five years	None

Diana R. Harrington
Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during past five years	Babson Distinguished Professor of Finance, Babson College (since 1992)
Number of funds in fund complex overseen by Trustee	54
Other board memberships held by Trustee during past five years	None

Susan M. Heilbron
Year of birth	1945
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1994
Principal occupation(s) during past five years	Retired; formerly, President, Lacey & Heilbron (communications consulting) (1990 to 2002); formerly, General Counsel and Executive Vice President, The Trump Organization (1986 to 1990); formerly, Senior Vice President, New York State Urban Development Corporation (1984 to 1986); formerly, Associate, Cravath, Swaine & Moore (1980 to 1984) and (1977 to 1979)
Number of funds in fund complex overseen by Trustee	54
Other board memberships held by Trustee during past five years	Formerly, Director, Lincoln Savings Bank, FSB (1991 to 1994); formerly, Director, Trump Shuttle, Inc. (air transportation) (1989 to 1990); formerly, Director, Alexander’s Inc. (department store) (1987 to 1990)

Western Asset Managed Municipals Fund	65

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d
Susan B. Kerley
Year of birth	1951
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during past five years	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)
Number of funds in fund complex overseen by Trustee	54
Other board memberships held by Trustee during past five years	Director and Trustee (since 1990) and formerly, Chairman (2005 to 2012) of various series of MainStay Family of Funds (66 funds); Investment Company Institute (ICI) Board of Governors (2006 to 2014); ICI Executive Committee (2011 to 2014); Chairman of the Independent Directors Council (2012 to 2014)

Alan G. Merten
Year of birth	1941
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	President Emeritus (since 2012) and formerly, President, George Mason University (1996 to 2012)
Number of funds in fund complex overseen by Trustee	54
Other board memberships held by Trustee during past five years	Director Emeritus (since 2012) and formerly, Director, Cardinal Financial Corporation (2006 to 2012); Trustee, First Potomac Realty Trust (since 2005); Director, DeVry Inc. (educational services) (since 2012); formerly, Director, Xybernaut Corporation (information technology) (2004 to 2006); formerly, Director, Digital Net Holdings, Inc. (2003 to 2004); formerly, Director, Comshare, Inc. (information technology) (1985 to 2003)

R. Richardson Pettit
Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	Retired; Duncan Professor of Finance Emeritus, University of Houston (1977 to 2006); previous academic or management positions include: University of Washington, University of Pennsylvania and Purdue University
Number of funds in fund complex overseen by Trustee	54
Other board memberships held by Trustee during past five years	None

66	Western Asset Managed Municipals Fund

Interested Trustee and Officer:
Jane Trust, CFA[3]
Year of birth	1962
Position(s) with Trust	Trustee, President, and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2015); Officer and/or Trustee/Director of 161 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Vice President of LMPFA (2015); formerly, Director of ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) (2007 to 2014); formerly, Managing Director of Legg Mason Investment Counsel & Trust Co. (2000 to 2007)
Number of funds in fund complex overseen by Trustee	152
Other board memberships held by Trustee during past five years	None

Additional Officers:
Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006)

Susan Kerr Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Assistant Vice President of Legg Mason & Co. and Legg Mason Investor Services, LLC (“LMIS”) (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); formerly, AML Consultant, Rabobank Netherlands, (2009); formerly, First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

Western Asset Managed Municipals Fund	67

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers cont’d
Jenna Bailey Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1978
Position(s) with Trust	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years

Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2015); Compliance Officer of Legg Mason & Co. (since 2013); Assistant Vice President of Legg Mason & Co. (since 2011); formerly, Associate Compliance Officer of Legg Mason & Co. (2011 to 2013); formerly, Risk Manager of U.S. Distribution of Legg Mason & Co. (2007 to 2011)

Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel — U.S. Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Thomas C. Mandia Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers)

68	Western Asset Managed Municipals Fund

Additional Officers cont’d
Richard F. Sennett Legg Mason 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) with Trust	Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Steven Frank Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1967
Position(s) with Trust	Treasurer
Term of office[1] and length of time served[2]	Since 2014
Principal occupation(s) during past five years

Director of Legg Mason & Co. (since 2015); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Vice President of Legg Mason & Co. and Legg Mason & Co. predecessors (2002 to 2015); formerly, Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010)

Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); formerly, Senior Vice President of LMFAM (2013 to 2015)

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Effective June 1, 2015, Ms. Trust became a Trustee. Ms. Trust is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

Western Asset Managed Municipals Fund	69

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended February 29, 2016:

Record date:	Daily	Daily		Daily
Payable date:	March 2015 - September 2015	10/30/2015		November 2015 - February 2016
Tax-exempt interest	100.00%	99.87%		100.00%
Ordinary income	—	0.13	%*	—

The following information is applicable to non-U.S. resident shareholders:

*	All of the ordinary income distributions paid by the Fund represent Qualified Net Interest Income and Qualified Short-Term Gain eligible for exemptions from U.S. withholding tax for nonresident aliens and foreign corporations.

Please retain this information for your records.

70	Western Asset Managed Municipals Fund

Western Asset

Managed Municipals Fund

Trustees

Elliott J. Berv*

Chair

Jane F. Dasher

Mark T. Finn

Stephen R. Gross

Richard E. Hanson Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

Jane Trust**

*	Effective February 10, 2016, Mr. Berv became Chair.
**	Effective June 1, 2015, Ms. Trust became a Trustee, President and Chief Executive Officer.

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Western Asset Management Company

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Western Asset Managed Municipals Fund

The Fund is a separate investment series of Legg Mason Partners Income Trust, a Maryland statutory trust.

Western Asset Managed Municipals Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset Managed Municipals Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2016 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

NOT PART OF THE ANNUAL REPORT

www.leggmason.com/individualinvestors

© 2016 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD0227 4/16 SR16-2728

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Stephen R. Gross and Jane F. Dasher, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Mr. Gross and Ms. Dasher as the Audit Committee’s financial experts. Mr. Gross and Ms. Dasher are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending February 28, 2015 and February 29, 2016 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $150,717 in 2015 and $145,733 in 2016.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in 2015 and $0 in 2016.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $12,380 in 2015 and $12,510 in 2016. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There was no other fee billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item for the Legg Mason Partners Income Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Income Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Income Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2015 and 2016; Tax Fees were 100% and 100% for 2014 and 2015; and Other Fees were 100% and 100% for 2015 and 2016.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Income Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Income Trust during the reporting period were $0 in 2016.

(h) Yes. Legg Mason Partners Income Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Income Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act .The Audit Committee consists of the following Board members:

Elliott J. Berv

Jane F. Dasher

Mark T. Finn

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

b)	Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF INCOME SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Income Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	April 22, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	April 22, 2016

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	April 22, 2016